As filed with the Securities and Exchange Commission on July 29, 2004

Securities Act Registration No. 33-78264

Investment Company Act Registration No. 811-8490

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 28	☒

and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 30	☒

EXCELSIOR FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 800-446-1012

Name and Address of Agent for Service:	Copies to:
Michael R. Rosella, Esq.	Alexandra Poe, Esq.
Paul, Hastings, Janofsky & Walker LLP	United States Trust Company of New York
75 East 55th Street	114 West 47th Street
New York, New York 10022	New York, New York 10036
Phone No.: (212) 318-6800	Phone No.: (212) 852-3261
Fax No.: (212) 319-4090	Fax No.: (212) 852-1310

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(l)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Shares of Beneficial Interest.

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Blended Equity, Large Cap Growth, Small Cap, Value and Restructuring, Energy and Natural Resources, Real Estate, International, Pacific/Asia and Emerging Markets Funds of Excelsior Funds, Inc. and the Optimum Growth, Mid Cap Value, Equity Income and Equity Core Funds of Excelsior Funds Trust (each, a “Fund”) that you should know before investing. The Optimum Growth, Value and Restructuring, Mid Cap Value and Equity Core Funds offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in separate prospectuses. The Institutional Shares class for the Equity Core Fund has not commenced operations. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

Introduction — Risk/Return

Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N. A. (together, the “Adviser”) invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The International, Pacific/Asia and Emerging Markets Funds invest primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of your investment in a Fund will be magnified.

The Adviser’s Equity Investment Philosophy:

The Adviser manages each of the Fund’s investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value:

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth:

This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes:

To complete the Adviser’s investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

Blended Equity Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good, long-term values not currently recognized in the market prices of their securities.

Investment Strategy

Under normal circumstances, the Blended Equity Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in common stocks of large capitalization U.S. and, to a lesser extent, foreign companies (i.e., companies with market capitalizations over $5 billion) that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high-growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser looks for companies that are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future. In addition, the Adviser invests a smaller portion of the Fund’s assets in a quantitatively selected segment of large capitalization U.S. companies designed to complement the Fund’s core holdings by reducing portfolio volatility and further diversifying the Fund. In considering whether to sell one or more portfolio holdings, the Adviser will generally seek to minimize the tax impact of any such sale(s).

Principal Risks

Since it purchases equity securities, the Blended Equity Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events then larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 22.44% (12/31/98)	Worst Quarter (15.44)% (9/30/01)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 1.88%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Blended Equity Fund
Return Before Taxes	26.55%	(0.99)%	9.42%
Return After Taxes on Distributions	26.45%	(1.55)%	8.32%
Return After Taxes on Distributions and Sale of Fund Shares	17.37%	(0.99)%	7.80%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)*	28.69%	(0.57)%	11.07%

*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.49%	*
Total Annual Fund Operating Expenses	1.24%
Less Fee Waivers	(0.19)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$375	$663	$1,483

5

Large Cap Growth Fund

FUND SUMMARY

Investment Goal  Superior, long-term capital appreciation

Investment Focus  Common stocks of large U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks of large companies that the Adviser believes have above-average growth prospects

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities of larger companies

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Large Cap Growth Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000 Growth Index (the “Index”), as such Index may be reconstituted from time-to-time. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. At present, the companies comprising the Index have an average market capitalization of $81.52 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that qualify for inclusion in the Index. The Adviser focuses on those companies that it believes have above-average growth prospects.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

Since it purchases equity securities, the Large Cap Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in medium and small capitalization companies. In particular, medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile then those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

6

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
39.37%	(28.35)%
(12/31/98)	(3/31/01)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 6.08%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Large Cap Growth Fund
Return Before Taxes	23.54%	(9.00)%	0.89%*
Return After Taxes on Distributions	23.54%	(9.00)%	0.89%*
Return After Taxes on Distributions and Sale of Fund Shares	15.30%	(7.41)%	0.76%*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	29.75%	(5.11)%	1.29%*	*

*	Since October 1, 1997
**	Since September 30, 1997
***	The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.60%	*
Total Annual Fund Operating Expenses	1.35%
Less Fee Waivers	(0.30)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$398	$711	$1,598

7

Optimum Growth Fund

FUND SUMMARY

Investment Goal  Superior, risk-adjusted total return

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks that the Adviser believes have strong growth prospects

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in medium to large capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1,000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund’s core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks

Since it purchases equity securities, the Optimum Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund is also subject to risks particular to its investments in medium capitalization companies. In particular, medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

8

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 36.33% (12/31/98)	Worst Quarter (25.20)% (3/31/01)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 4.96%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Optimum Growth Fund
Return Before Taxes	23.23%	(7.77)%	5.69%	*
Return After Taxes on Distributions	23.23%	(9.08)%	4.69%	*
Return After Taxes on Distributions and Sale of Fund Shares	15.10%	(6.08)%	5.24%	*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	29.75%	(5.11)%	5.78%	**

*	Since June 1, 1996
**	Since May 31, 1996
***	The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.55%	*
Distribution (12b-1)	0.00%	†
Total Annual Fund Operating Expenses	1.20%
Less Fee Waivers	(0.15)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$366	$645	$1,441

9

Small Cap Fund

FUND SUMMARY

Investment Goal  Capital appreciation

Investment Focus  Equity securities of small cap U.S. issuers

Share Price Volatility  High

Principal Investment Strategy  Investing in equity securities of smaller companies that are expected to achieve substantial long-term earnings growth

Investor Profile  Investors seeking capital appreciation through a diversified portfolio of securities, and who are willing to tolerate the risks of investing in smaller companies

Investment Objective

The Small Cap Fund seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less.

Investment Strategy

Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of smaller U.S.-based companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The small cap companies in which the Fund invests currently have market capitalizations of $1.5 billion or less. These companies tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values. Generally, the Fund invests in companies with market capitalizations of $1.5 billion or less, but the Adviser also considers, to a lesser degree, larger or more mature companies engaged in new or higher growth operations that the Adviser believes will result in accelerated earnings growth.

Principal Risks

Since it purchases equity securities, the Small Cap Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of small capitalization companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 29.04% (6/30/03)	Worst Quarter (24.77)% (9/30/98)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 12.27%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Small Cap Fund
Return Before Taxes	48.71%	9.45%	7.10%
Return After Taxes on Distributions	48.71%	9.03%	6.41%
Return After Taxes on Sales of Fund Shares	31.66%	8.04%	5.85%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)*	47.25%	7.13%	9.47%

*	The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.49%	*
Total Annual Fund Operating Expenses	1.09%
Less Fee Waivers	(0.04)	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$343	$597	$1,325

11

Value and Restructuring Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy

The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

Since it purchases equity securities, the Value and Restructuring Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

12

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 28.03% (12/31/99)	Worst Quarter (20.46)% (9/30/98)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 5.58%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Value and Restructuring Fund
Return Before Taxes	47.78%	10.39%	15.71%
Return After Taxes on Distributions	47.60%	10.11%	15.12%
Return After Taxes on Distributions and Sale of Fund Shares	31.22%	8.88%	13.84%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)*	30.03%	3.56%	11.88%
*	The Russell 1000 Value Index is an unmanaged index composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.54%
Total Annual Fund Operating Expenses	1.14%	*

*	The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.14%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

13

Mid Cap Value Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks that the Adviser believes are undervalued by the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell Mid Cap Value Index (“Index”), as such Index may be reconstituted from time-to-time. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. At present, the companies comprising the Index have average market capitalization of $6.32 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes are undervalued, at current market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and the Fund may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks

Since it purchases equity securities, the Mid Cap Value Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

14

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 26.76% (12/31/99)	Worst Quarter (20.67)% (9/30/02)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 3.94%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Mid Cap Value Fund
Return Before Taxes	44.64%	13.11%	16.94%	*
Return After Taxes on Distributions	44.58%	10.26%	14.37%	*
Return After Taxes on Distributions and Sale of Fund Shares	29.07%	9.96%	13.72%	*
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)***	38.07%	8.73%	12.24%	**

*	Since June 1, 1996
**	Since May 31, 1996
***	The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.51%	*
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.16%
Less Fee Waivers	(0.02)%	**
Net Annual Fund Operating Expenses	1.14%	**

*	The expense information has been restated to reflect current fees.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.14%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$116	$366	$636	$1,407

15

Energy and Natural Resources Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Equity securities of U.S. and foreign energy and natural resources companies

Share Price Volatility  High

Principal Investment Strategy  Investing in equity securities of U.S. and foreign issuers engaged in the energy and natural resources groups of industries

Investor Profile  Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies

Investment Objective

The Energy and Natural Resources Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Investment Strategy

Under normal circumstances, the Energy and Natural Resources Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of U.S. and, to a lesser extent, foreign companies engaged in the energy and natural resources industries. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund’s investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest a portion of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks

The Energy and Natural Resources Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

16

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 21.22% (3/31/00)	Worst Quarter (18.86)% (9/30/02)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 10.18%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Energy and Natural Resources Fund
Return Before Taxes	32.81%	13.33%	11.65%
Return After Taxes on Distributions	32.74%	12.04%	10.23%
Return After Taxes on Distributions and Sale of Fund Shares	21.39%	10.92%	9.51%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)*	28.69%	(0.57)%	11.07%
*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.61%	*
Total Annual Fund Operating Expenses	1.21%	**

*	The expense information has been restated to reflect current fees.
**	The Adviser has contractually agreed to waive fees expenses in order to keep total operating expenses from exceeding 1.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

17

Real Estate Fund

FUND SUMMARY

Investment Goal  Current income and long-term capital appreciation

Investment Focus  Equity securities of companies engaged in the real estate business

Share Price Volatility  High

Principal Investment Strategy  Investing in equity securities of real estate investment trusts (REITs) and other issuers engaged in the real estate industry

Investor Profile  Investors seeking current income and long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of real estate issuers

Investment Objective

The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Real Estate Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in REITs and other publicly-traded equity securities of U.S. and, to a lesser extent, foreign companies engaged in the real estate industry. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. REITs pool investors’ funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund intends to invest primarily in equity and hybrid REITs. REITs generally are income producing investments. The Fund also invests in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

The Adviser takes a long-term approach to managing the Fund and seeks to identify companies with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

Principal Risks

The Real Estate Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund’s investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund’s investments in REITs.

18

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 10.79% (6/30/99)	Worst Quarter (10.55)% (9/30/99)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 4.66%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Morgan Stanley REIT Index and the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Real Estate Fund
Return Before Taxes	31.15%	12.79%	8.15%*
Return After Taxes on Distributions	29.17%	10.87%	6.20%*
Return After Taxes on Distributions and Sale of Fund Shares	20.18%	9.83%	5.67%*
Morgan Stanley REIT Index (reflects no deduction for fees, expenses, or taxes)***	36.74%	14.12%	8.07%*	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)****	28.69%	(0.57)%	4.10%*	*
*	Since October 1, 1997
**	Since September 30, 1997
***	The Morgan Stanley REIT Index is a unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
****	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.51%	*
Total Annual Fund Operating Expenses	1.51%
Less Fee Waivers	(0.31)%	**
Net Annual Fund Operating Expenses	1.20%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.20%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$122	$447	$794	$1,775

19

Equity Income Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation and income

Investment Focus  Common stocks of U.S. companies that historically pay above-average dividends

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks of companies that the Adviser believes are likely to grow their dividend and/or whose current dividend yield is above average in relation to the S&P 500 Index

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The investment objective of the Equity Income Fund is total return on assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

The Equity Income Fund pursues total return through a combination of current income and the disciplined realization of capital gains. In seeking its objective, the Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Fund will be able to do so.

The Equity Income Fund invests in stocks that historically pay above-average dividends and that the Adviser believes have strong potential to appreciate in share price. In other words, the Adviser focuses on total return: the sum of current dividend income and future price appreciation, with the aim of generating superior overall performance for investors. The Fund has been in operation for less than one full calendar year and there can be no assurance it will achieve this long term goal.

Under normal circumstances, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities. The Equity Income Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in common stocks, preferreds, convertibles, real estate investment trusts (REITs), and master limited partnerships (MLPs) of U.S. and, to a lesser extent, foreign companies. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and through fund research, identifies companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value.

Principal Risks

Since it purchases equity securities, the Equity Income Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that under -

20

valued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund’s investments in REITs.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than these of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

Performance history will be available for the Fund’s Shares class after it has been in operation for one calendar year. For performance since inception, see Financial Highlights.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.67%	*
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.42%
Less Fee Waivers	(0.37)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	Percentages are based upon estimated amounts for the current fiscal year.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$107	$413

21

Equity Core Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in a diversified portfolio of companies that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Equity Core Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Equity Core Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of U.S. companies. The Equity Core Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks and securities convertible into common stock of U.S. companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser will consider selling an investment of the Fund if it determines that a stock is overpriced or if a particular stock or group of stocks in the same industry is dominating the Fund’s portfolio.

Principal Risks

Since it purchases equity securities, the Equity Core Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund will also be subject to risks particular to its investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible

22

securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

The Fund also may be subject to risks particular to its investments in medium and small capitalization companies. The Fund considers medium capitalization companies to generally have market capitalizations between $1.5 billion and $10 billion and small capitalization companies to generally have market capitalizations up to $1.5 billion. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

Performance history will be available for the Fund’s Shares class after it has been in operation for one calendar year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.47%	*
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.22%
Less Fee Waivers	(0.17)%	**
Net Annual Fund Operating Expenses	1.05%	**
*	Percentages based upon estimated amounts for the current fiscal year.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$107	$370

23

International Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation and income

Investment Focus  Foreign equity securities

Share Price Volatility  High

Principal Investment Strategy  Investing in a diversified portfolio of equity securities of issuers in developed foreign countries and, to a lesser extent, emerging markets

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and price volatility of investing in companies located in foreign countries

Investment Objective

The International Fund seeks total return on its assets through capital appreciation and income.

Investment Strategy

Under normal circumstances, the International Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry. The Fund will make investments in companies located in emerging markets only where the Adviser believes that such companies’ growth/appreciation potential transcends their location or operations in emerging market countries.

Principal Risks

Since it purchases equity securities, the International Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

24

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
38.76%	(20.55)%
(12/31/99)	(9/30/02)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 4.15%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the MSCI EAFE Index and the MSCI ACWI ex U.S. Index. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
International Fund
Return Before Taxes	42.27%	(0.81)%	2.47%
Return After Taxes on Distributions	42.37%	(1.26)%	1.86%
Return After Taxes on Distributions and Sale of Fund Shares	27.96%	(0.76)%	1.89%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)*	38.59%	(0.05)%	4.47%
MSCI ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)**	41.41%	1.55%	4.66%

*	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
**	The MSCI ACWI ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.63%	**
Total Annual Fund Operating Expenses	1.63%
Less Fee Waivers	(0.13)%	***
Net Annual Fund Operating Expenses	1.50%	***

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	The expense information has been restated to reflect current fees.
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$153	$502	$874	$1,922

25

Pacific/Asia Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Equity securities of Asian issuers

Share Price Volatility  Very high

Principal Investment Strategy  Investing in a diversified portfolio of equity securities of companies located in Asia

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and possibly extreme price volatility of investing in Asian issuers

Investment Objective

The Pacific/Asia Fund seeks long-term capital appreciation.

Investment Strategy

Under normal circumstances, the Pacific/Asia Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The companies in which the Fund invests tend to be larger, more established companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund invests primarily in securities of issuers located in a single geographic region—the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund’s investments than if the Fund’s investments were more geographically diversified. The Fund’s focus on the Pacific Basin also increases its potential share price volatility.

The Pacific Basin economies have experienced considerable difficulties, including, at various times, high inflation rates, high interest rates and currency devaluations. As a result, Pacific Basin securities markets have experienced extraordinary volatility. Continued growth of the Pacific Basin economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Investing in foreign countries poses additional risks since political and economic events unique to the Pacific Basin region, or any constituent country, will affect these markets and their issuers. Such events will not necessarily affect the

26

U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 40.02% (12/31/99)	Worst Quarter (21.14)% (12/31/97)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 5.65%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the MSCI AC Asia Pacific Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Pacific/Asia Fund
Return Before Taxes	42.12%	6.14%	(1.15)%
Return After Taxes on Distributions	42.12%	5.86%	(1.94)%
Return After Taxes on Distributions and Sale of Fund Shares	27.38%	5.20%	(1.40)%
MSCI AC Asia Pacific Index (reflects no deduction for fees, expenses, or taxes)*	43.08%	3.27%	(0.85)%

*	MSCI AC Asia Pacific Index is a widely-accepted, unmanaged index composed of 10 developed and emerging market countries. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.70%	**
Total Annual Fund Operating Expenses	1.70%
Less Fee Waivers	(0.20)%	***
Net Annual Fund Operating Expenses	1.50%	***

*	This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information.
**	The expense information has been restated to reflect current fees.
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$153	$516	$904	$1,992

27

Emerging Markets Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Equity securities of emerging markets issuers

Share Price Volatility  Very High

Principal Investment Strategy  Investing in a diversified portfolio of equity securities of companies located in emerging markets

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers

Investment Objective

The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Emerging Markets Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of companies located in emerging market countries. The Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

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You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 59.10% (12/31/99)	Worst Quarter (24.79)% (9/30/01)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 2.31%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the MSCI Emerging Markets Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception
Emerging Markets Fund
Return Before Taxes	63.90%	11.79%	0.44%	*
Return After Taxes on Distributions	63.97%	11.79%	0.37%	*
Return After Taxes on Distributions and Sale of Fund Shares	42.01%	10.36%	0.37%	*
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)***	55.82%	10.51%	3.52%	**

*	Since January 2, 1998
**	Since December 31, 1997
***	MSCI Emerging Markets Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.25%
Other Expenses	0.67%
Total Annual Fund Operating Expenses	1.92%
Less Fee Waivers	(0.22) %**
Net Annual Fund Operating Expenses	1.70%**

*	This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.70%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s net fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$173	$582	$1,016	$2,225

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More Information About Risks

All Funds

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Market Timing

While the Funds have a policy that discourages mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing trading can be disruptive to the Funds’ portfolio management and may increase transaction costs incurred by the Funds.

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The Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid Cap Value, Equity Income and Equity Core Funds only

Small Cap Risk

The smaller capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

The medium capitalization companies in which the Funds may invest have market capitalizations that are consistent with the capitalizations of companies included in the Russell Mid Cap Value Index as such Index may be reconstituted from time-to-time. At present the companies comprising the Index have average market capitalizations of $6.32 billion. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk

The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

The Real Estate Fund only

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

The International, Pacific/Asia and Emerging Markets Funds only

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

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More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ Statements of Additional Information.

Management’s Discussion of Fund Performance for the Equity Income Fund

The Equity Income Fund invests in a diversified selection of stocks that pay above-average dividends or have the potential to grow their dividends at above average rates. The Fund aims to generate yield that exceeds the current yield of the S&P 500 Index. In the fiscal third quarter, the Fund benefited from a sharp rise in general equities, however, our results were slightly hindered by strong inflows coincident with a strong surge in the stock market in the early part of the quarter. In the fiscal fourth quarter, investors sought to align their holdings with more sustainable economic growth, following the economy’s lift-off, and rotated from one economic sector to another, aiming for the industry most likely to benefit from the future trend of earnings. Our investment commitment, which is focused on income, exhibited such less volatility than the market overall and was rewarded with modest, positive return, which bested negative results for the Dow Jones Industrial Average and the NASDAQ Composite Index, while falling only slightly beyond the S&P 500 Index. We believe we have positioned the Fund to benefit from economic recovery and tried to minimize the potential negative impact from rising interest rates.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

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For the fiscal year ended March 31, 2004, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Blended Equity Fund	0.69%
Large Cap Growth Fund	0.66%
Optimum Growth Fund	0.43%
Small Cap Fund	0.48%
Value and Restructuring Fund	0.50%
Mid Cap Value Fund	0.45%
Energy and Natural Resources Fund	0.51%
Real Estate Fund	0.89%
International Fund	0.93%
Pacific/Asia Fund	0.91%
Emerging Markets Fund	1.02%

For the Equity Income Fund and the Equity Core Fund, the advisory fees payable to the Adviser, before waivers, are 0.75% of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Funds’ next fiscal year unless the Adviser or Excelsior Funds, Inc. or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds’ next fiscal year.

Portfolio Managers

Leigh H. Weiss, Bruce Tavel and Nischal Pai, CFA, serve as the Blended Equity Fund’s portfolio co-managers. Mr. Weiss, Mr. Tavel and Mr. Pai are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. He has served as the Fund’s portfolio manager or co-manager since 1996. Mr. Tavel, a Managing Director, has over 17 years experience in the execution of decision support systems at U.S. Trust and previously at Lehman Asset Management, where he was director of institutional computer services. Mr. Pai, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000. Prior to joining U.S. Trust, he was a Vice President at Deutsche Asset Management (formerly Bankers Trust) and a business analyst at State Street Global Advisors.

David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund’s portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund’s portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Prior to his employment with U.S. Trust, Mr. Pyle served as Chief Investment Officer of Radnor Capital Management. Prior to joining Radnor Capital Management, he was a general partner and Managing Partner at Cashman, Farrell and Associates. Before that, he was a First Vice President with Shearson Lehman Brothers, where he was responsible for research and portfolio management. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management. Before that, she was Chief Investment Officer at AMA Investment Advisers where she managed several equity mutual funds and supervised the management of the firm’s other funds. Ms. Byrne began her career as a Security Analyst with Butcher & Singer.

Michael E. Hoover serves as the Energy and Natural Resources Fund’s portfolio manager. Mr. Hoover is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund’s portfolio manager or co-manager since 1995.

Joan Ellis serves as the Real Estate Fund’s portfolio manager. Ms. Ellis is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Ellis, a Senior Vice President, has been with U.S. Trust since 1984 and has served as the Fund’s manager or co-manager since its inception.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

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Thomas W. Vail and Brian V. DiRubbio have served as the Equity Income Fund’s portfolio co-managers since 2003. Mr. Vail and Mr. DiRubbio are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Vail, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Mr. DiRubbio, a Vice President and Portfolio Manager, has been with U.S. Trust since 1997.

Thomas M. Galvin, CFA and Charles Ryan serve as the portfolio co-managers for the Large Cap Growth Fund. Mr. Galvin, president and chief investment officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. He is a member of the division’s Investment Policy Committee, as well as U.S. Trust’s Portfolio Policy Committee. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as chief investment officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB. There, he was responsible for market, sector, and asset allocation analyses. Earlier, Mr. Galvin served for more than 12 years in a variety of roles ranging from transportation industry analyst to chief equity strategist at Deutsche Bank, which acquired the investment boutique C. J. Lawrence which he joined in 1986. Mr. Galvin began his career as an investment officer and portfolio manager at The Chase Manhattan Bank. With more than 20 years of experience as a leading equity strategist and securities analyst, Mr. Galvin was named to Institutional Investor’s All-American Research Team for portfolio strategy from 1999 to 2002. Earlier, from 1992 to 1995, Institutional Investor had named him to its All-American Research Team for research coverage, and The Wall Street Journal named him to its All-Star Analyst Team from 1994 through 1996. Mr. Ryan is managing director and portfolio manager in the Growth Equity Group Division of U.S. Trust. He is a member of the division’s Investment Policy Committee as well as U.S. Trust’s Portfolio Policy Committee and Research Council Committee. His responsibilities include primary research for health care related companies and consumer stocks. Prior to joining the Growth Equity Group, Mr. Ryan was with BNY Asset Management, the investment arm of The Bank of New York, where he was Head of the Institutional Equity Division. Mr. Ryan’s responsibilities included product management for BNY Asset Management Sector’s Institutional Equity Division, and he served on the Bank’s investment Policy Committee. He was also a manager on the BNY Hamilton Equity Income Fund. His clients included ERISA-qualified corporate, Taft-Hartley pension funds, endowments and foundations. Mr. Ryan is a member of the Association for Investment Management and Research, as well as the New York Society of Security Analysts.

Richard Bayles serves as the portfolio manager for the Equity Core Fund. Mr. Bayles, who rejoined U.S. Trust in 1990 as a senior vice president, is a senior portfolio manager in the Personal Investment Division. Mr. Bayles is a member of U.S. Trust’s Portfolio Policy Committee. From 1983 to 1987, Mr. Bayles was a senior vice president with U.S. Trust in the Personal Investment Division. Prior to rejoining the company, he was a managing director at John W. Bristol Company. Previously he was a vice president at Furman Selz, Inc.

David J. Linehan and Donald Elefson serve as the portfolio co-managers for the International Fund, the Pacific/Asia Fund and the Emerging Markets Fund. Mr. Linehan is a Managing Director and has served for various periods as the portfolio manager or co-manager of the International Fund, the Emerging Markets Fund and the Pacific/Asia Fund since joining U.S. Trust in 1998. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. Mr. Elefson is a Senior Vice President and has been a portfolio manager or co-manager of the Emerging Markets Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Fund and the Pacific/Asia Fund since 2004. He has been with U.S. Trust since 1998. From 1994 to 1998, he was a portfolio manager with Smith Barney.

All investment decisions for the Optimum Growth Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full

34

cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making

35

subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Offices of Foreign Assets Control) regulations, (ii) where a Fund or its agent detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the “Evaluation Time”)). So, for you to receive the current Business Day’s NAV, a Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors and the Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

36

Holders of Fund shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

For the International, Pacific/Asia and Emerging Markets Funds, a redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares in a Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. Each Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program, (ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor’s investment subject to the plan account, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

37

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Shares on any Business Day for the Shares class of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Funds and their shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares exchanged within 30 days of purchase of the International, Pacific/Asia and Emerging Markets Funds. See “How to Sell Your Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

The Optimum Growth, Mid Cap Value, Equity Income and Equity Core Funds have adopted a distribution plan that allows shares of the Funds to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund’s outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of a Fund’s assets continuously.

To the extent allowable under NASD rules, the Funds’ distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

38

Dividends and Distributions

Each Fund distributes dividends from its income quarterly, except the International, Pacific/Asia and Emerging Markets Funds, which distribute dividends semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income. Distributions from the Real Estate Fund generally will not qualify for the lower tax rate applicable to qualifying dividend income.

It is expected that the International, Pacific/Asia and Emerging Markets Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Since these Funds are expected to hold predominantly securities of foreign companies, these Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ Statements of Additional Information.

39

Financial Highlights

The tables that follow present performance information about the Shares class of each Fund, except for the Equity Core Fund, which has not been operational for a full year. The Equity Income Fund also has not been operational for a full year, however, performance information is presented for a six-month period. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent registered public accounting firm. Their report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

BLENDED EQUITY FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$25.67	$35.17	$35.99	$50.63	$42.51

Income From Investment Operations
Net Investment Income	0.14	0.17	0.10	0.01	0.03
Net Gains (Losses) on Investments (both realized and unrealized)	7.99	(7.97)	(0.67)	(13.31)	9.54

Total From Investment Operations	8.13	(7.80)	(0.57)	(13.30)	9.57

Less Distributions
Dividends From Net Investment Income	(0.16)	(0.15)	(0.08)	(0.01)	(0.06)
Distributions From Net Realized Gain on Investments	0.00	(1.55)	(0.17)	(1.33)	(1.39)

Total Distributions	(0.16)	(1.70)	(0.25)	(1.34)	(1.45)

Net Asset Value, End of Year	$33.64	$25.67	$35.17	$35.99	$50.63

Total Return	31.75%	(22.45)%	(1.58)%	(26.72)%	22.90%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$573.24	$469.01	$683.10	$724.18	$993.41
Ratio of Net Operating Expenses to Average Net Assets	0.99%	0.96%	0.97%	0.99%	0.97%
Ratio of Gross Operating Expenses to Average Net Assets1	1.10%	1.11%	1.08%	1.06%	1.02%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.59%	0.29%	0.03%	0.08%
Portfolio Turnover Rate	24%	36%	43%	36%	24%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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LARGE CAP GROWTH FUND

	Year Ended March 31,
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$5.79		$8.83	$10.06	$18.98	$14.30

Income From Investment Operations
Net Investment Loss	(0.05)[2]		(0.01)[2]	(0.06)	(0.08)	(0.06)
Net Gains (Losses) on Investments (both realized and unrealized)	1.97	[2]	(3.03)[2]	(1.17)	(8.84)	4.74

Total From Investment Operations	1.92		(3.04)	(1.23)	(8.92)	4.68

Net Asset Value, End of Year	$7.71		$5.79	$8.83	$10.06	$18.98

Total Return	33.16%		(34.43)%	(12.23)%	(47.00)%	32.73%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$127.23		$73.89	$189.25	$277.50	$498.31
Ratio of Net Operating Expenses to Average Net Assets	1.05%		1.04%	1.00%	1.01%	1.01%
Ratio of Gross Operating Expenses to Average Net Assets[1]	1.18%		1.21%	1.10%	1.08%	1.07%
Ratio of Net Investment Loss to Average Net Assets	(0.74)%		(0.21)%	(0.50)%	(0.50)%	(0.48)%
Portfolio Turnover Rate	79%		56%	10%	20%	20%

Notes:

1.	Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
2.	For comparative purposes per share amounts are based on average shares outstanding.

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OPTIMUM GROWTH FUND

	Year Ended March 31,
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.16		$11.76	$12.94	$30.57	$27.40

Income From Investment Operations
Net Investment Loss	(0.04)[1]		(0.01)[1]	(0.20)[1]	(0.10)	(0.11)
Net Gains (Losses) on Investments (both realized and unrealized)	2.51	[1]	(3.59)[1]	(0.98)[1]	(12.08)	7.16

Total From Investment Operations	2.47		(3.60)	(1.18)	(12.18)	7.05

Less Distributions
Dividends From Net Investment Income	0.00		(0.00)[3]	0.00	0.00	0.00
Distributions From Net Realized Gains on Investments	0.00		0.00	0.00	(5.45)	(3.88)

Total Distributions	0.00		0.00	0.00	(5.45)	(3.88)

Net Asset Value, End of Year	$10.63		$8.16	$11.76	$12.94	$30.57

Total Return	30.27%		(30.60)%	(9.12)%	(45.34)%	27.40%
Ratios/Supplemental Data
Net Assets at end of Period (in millions)	$5.08		$4.86	$8.75	$13.25	$21.97
Ratio of Net Operating Expenses to Average Net Assets	1.03%		1.04%	1.04%	1.05%	1.05%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.29%		1.16%	1.32%	1.20%	1.18%
Ratio of Net Investment Loss to Average Net Assets	(0.43)%		(0.13)%	(0.37)%	(0.53)%	(0.43)%
Portfolio Turnover	97%		61%	43%	46%	44%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
3.	Amount represents less than $0.01 per share.

42

SMALL CAP FUND

	Year Ended March 31,
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.47		$12.19	$10.06	$15.39	$9.27

Income From Investment Operations
Net Investment Income (Loss)	(0.02)[3]		(0.03)[3]	0.03	0.07	0.00
Net Gains (Losses) on Investments (both realized and unrealized)	6.14	[3]	(3.69)[3]	2.14	(4.41)	6.12

Total From Investment Operations	6.12		(3.72)	2.17	(4.34)	6.12

Less Distributions
Dividends From Net Investment Income	0.00		0.00	(0.04)[1]	(0.07)	0.00
Distributions From Net Realized Gain on Investments	0.00		0.00	0.00	(0.92)	0.00

Total Distributions	0.00		0.00	(0.04)	(0.99)	0.00

Net Asset Value, End of Year	$14.59		$8.47	$12.19	$10.06	$15.39

Total Return	72.26%		(30.52)%	21.61%	(28.69)%	65.91%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$352.46		$156.32	$171.60	$87.18	$107.94
Ratio of Net Operating Expenses to Average Net Assets	0.83%		0.83%	0.84%	0.89%	0.92%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.98%		1.05%	0.98%	1.04%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20)%		(0.31)%	0.19%	0.57%	0.01%
Portfolio Turnover Rate	82%		105%	144%	132%	134%

Notes:

1.	Includes a return of capital of $(0.01).
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
3.	For comparative purposes per share amounts are based on average shares outstanding.

43

VALUE AND RESTRUCTURING FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$23.66	$32.63	$30.69	$33.89	$23.88

Income From Investment Operations
Net Investment Income	0.24	0.17	0.08	0.60	0.07
Net Gains (Losses) on Investments (both realized and unrealized)	13.90	(9.01)	1.94	(3.21)	10.03

Total From Investment Operations	14.14	(8.84)	2.02	(2.61)	10.10

Less Distributions
Dividends From Net Investment Income	(0.23)	(0.13)	(0.08)	(0.59)	(0.09)
Distributions From Net Realized Gain on Investments	0.00	0.00	0.00	0.00	0.00

Total Distributions	(0.23)	(0.13)	(0.08)	(0.59)	(0.09)

Net Asset Value, End of Year	$37.57	$23.66	$32.63	$30.69	$33.89

Total Return	60.06%	(27.13)%	6.60%	(7.74)%	42.41%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$3,244.85	$1,558.72	$2,408.05	$1,822.71	$1,207.24
Ratio of Net Operating Expenses to Average Net Assets	0.99%	0.99%	0.94%	0.95%	0.90%
Ratio of Gross Operating Expenses to Average Net Assets1	1.14%	1.12%	1.02%	1.02%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.78%	0.65%	0.27%	1.66%	0.25%
Portfolio Turnover Rate	4%	16%	8%	15%	20%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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MID CAP VALUE FUND

	Year Ended March 31,
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.24		$13.29	$11.99	$21.34	$15.35

Income From Investment Operations:
Net Investment Income	0.03	[1]	0.02 [1]	0.27 [1]	0.37	0.01
Net Gains (Losses) on Investments (both realized and unrealized)	5.51	[1]	(3.05)[1]	1.41 [1]	(1.27)	6.35

Total From Investment Operations	5.54		(3.03)	1.68	(0.90)	6.36

Less Distributions:
Dividends From Net Investment Income	(0.03)		(0.02)	(0.02)	(0.37)	(0.05)
Distributions From Net Realized Gains on Investments	0.00		0.00	(0.36)	(8.08)	(0.32)

Total Distributions	(0.03)		(0.02)	(0.38)	(8.45)	(0.37)

Net Asset Value, End of Year	$15.75		$10.24	$13.29	$11.99	$21.34

Total Return	54.21%		(22.81)%	14.23%	(0.84)%	41.60%
Ratios/Supplemental Data
Net Assets at end of Period (in millions)	$186.72		$81.15	$50.48	$2.37	$0.34
Ratio of Net Operating Expenses to Average Net Assets	0.99%		1.01%	1.05%	1.03%	1.05%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.23%		1.15%	1.16%	1.26%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.24%		0.20%	0.59%	0.97%	0.02%
Portfolio Turnover	13%		28%	24%	95%	45%

Notes:  1. For comparative purposes per share amounts are based on average shares outstanding. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

ENERGY AND NATURAL RESOURCES FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.72	$14.40	$15.41	$15.21	$11.02

Income From Investment Operations
Net Investment Income	0.06	0.04	0.10	0.07	0.04
Net Gains (Losses) on Investments (both realized and unrealized)	4.71	(2.67)	(0.58)	1.60	4.72

Total From Investment Operations	4.77	(2.63)	(0.48)	1.67	4.76

Less Distributions
Dividends From Net Investment Income	(0.04)	(0.05)	(0.10)	(0.07)	(0.06)
Distributions From Net Realized Gain on Investments	0.00	0.00	(0.43)	(1.40)	(0.51)

Total Distributions	(0.04)	(0.05)	(0.53)	(1.47)	(0.57)

Net Asset Value, End of Year	$16.45	$11.72	$14.40	$15.41	$15.21

Total Return	40.84%	(18.30)%	(2.82)%	11.98%	44.61%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$150.04	$92.44	$129.17	$102.85	$71.13
Ratio of Net Operating Expenses to Average Net Assets	0.99%	1.01%	0.98%	0.99%	0.97%
Ratio of Gross Operating Expenses to Average Net Assets[1]	1.13%	1.19%	1.12%	1.05%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.35%	0.77%	0.46%	0.37%
Portfolio Turnover Rate	91%	78%	73%	59%	138%

Notes:  1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

45

REAL ESTATE FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$6.61	$7.10	$6.09	$5.21	$5.50

Income From Investment Operations
Net Investment Income	0.29 [3]	0.28 [3]	0.31	0.33	0.34
Net Gains (Losses) on Investments (both realized and unrealized)	2.64 [3]	(0.52)[3]	1.01	0.89	(0.31)

Total From Investment Operations	2.93	(0.24)	1.32	1.22	0.03

Less Distributions
Dividends From Net Investment Income	(0.31)	(0.25)	(0.31)[1]	(0.34)[1]	(0.32)
Dividends From Net Realized Gain on Investments	(0.06)	0.00	0.00	0.00	0.00

Total Distributions	(0.37)	(0.25)	(0.31)	(0.34)	(0.32)

Net Asset Value, End of Year	$9.17	$6.61	$7.10	$6.09	$5.21

Total Return	45.65%	(3.49)%	22.37%	24.03%	0.58%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$122.87	$79.37	$91.31	$44.24	$33.70
Ratio of Net Operating Expenses to Average Net Assets	1.20%	1.17%	1.20%	1.20%	1.20%
Ratio of Gross Operating Expenses to Average Net Assets2	1.35%	1.23%	1.33%	1.36%	1.41%
Ratio of Net Investment Income to Average Net Assets	3.67%	4.09%	4.53%	5.52%	6.17%
Portfolio Turnover Rate	38%	23%	25%	29%	27%

Notes:

1.	Includes a return of capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
3.	For comparative purposes per share amounts are based on average shares outstanding.

46

EQUITY INCOME FUND

	Period Ended March 31, 2004[1]
Net Asset Value, Beginning of Year	$7.00

Income From Investment Operations
Net Investment Income	0.07
Net Gains on Investments (both realized and unrealized)	0.73

Total From Investment Operations	0.80

Less Distributions
Dividends From Net Investment Income	(0.04)
Distributions From Net Realized Gain on Investments	0.00

Total Distributions	(0.04)

Net Asset Value, End of Year	$7.76

Total Return	11.48%	[2]
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$100.02
Ratio of Net Operating Expenses to Average Net Assets	1.05%	[3]
Ratio of Gross Operating Expenses to Average Net Assets[4]	1.17%	[3]
Ratio of Net Investment Income to Average Net Assets	2.44%	[3]
Portfolio Turnover Rate	6%	[3]

Notes:

1.	Commenced operations on September 30, 2003.
2.	Not annualized.
3.	Annualized.
4.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

47

INTERNATIONAL FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$6.83	$9.75	$11.75	$20.02	$12.52

Income From Investment Operations
Net Investment Income (Loss)	0.09	0.10	0.03	(0.05)	(0.03)
Net Gains or (Losses) on Investments (both realized and unrealized)	4.44	(2.99)	(1.43)	(7.49)	7.57

Total From Investment Operations	4.53	(2.89)	(1.40)	(7.54)	7.54

Less Distributions
Dividends From Net Investment Income	(0.08)	(0.03)	(0.08)	(0.13)	0.00
Distributions From Net Realized Gain on Investments	0.00	0.00	(0.52)	(0.60)	(0.04)

Total Distributions	(0.08)	(0.03)	(0.60)	(0.73)	(0.04)

Net Asset Value, End of Year	$11.28	$6.83	$9.75	$11.75	$20.02

Total Return[1]	66.51%	(29.72)%	(12.25)%	(38.41)%	60.30%
Ratios/Supplemental Data
Net Assets, End of Period (in Millions)	$130.14	$89.68	$167.28	$302.07	$473.77
Ratio of Net Operating Expenses to Average Net Assets	1.38%	1.40%	1.23%	1.41%	1.40%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.49%	1.57%	1.53%	1.53%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.92%	0.55%	0.44%	(0.29)%	(0.36)%
Portfolio Turnover Rate	58%	73%	50%	55%	25%

Notes:

1.	Total returns do not reflect the 2.00% fee accrued on redemption of shares, which was implemented effective June 1, 2000.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

48

PACIFIC/ASIA FUND

	Year Ended March 31,
	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$5.21		$6.68	$6.59		$11.89	$6.61

Income From Investment Operations
Net Investment Income (Loss)	0.01	[1]	0.01 [1]	0.02	[1]	(0.06)[1]	0.02
Net Gains (Losses) on Investments (both realized and unrealized)	3.22[1]		(1.43)[1]	0.09	[1]	(4.88)[1]	5.26

Total From Investment Operations	3.23		(1.42)	0.11		(4.94)	5.28

Less Distributions
Dividends From Net Investment Income	0.00		(0.05)	(0.02)		(0.36)	0.00

Total Distributions	0.00		(0.05)	(0.02)		(0.36)	0.00

Net Asset Value, End of Year	$8.44		$5.21	$6.68		$6.59	$11.89

Total Return[2]	62.00%		(21.44)%	1.62%		(41.79)%	79.88%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$114.83		$27.33	$23.54		$32.00	88.54
Ratio of Net Operating Expenses to Average Net Assets	1.45%		1.51%	1.43%		1.50%	1.49%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.58%		1.66%	1.74%		1.68%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.20%		0.15%	0.35%		(0.63)%	(0.48)%
Portfolio Turnover Rate	58%		73%	94%		75%	105%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Total returns do not reflect the 2.00% fee accrued on redemption of shares, which was implemented effective June 1, 2000.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

49

EMERGING MARKETS FUND

	Year ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$4.12	$4.95	$4.43	$7.35	$4.04

Income From Investment Operations
Net Investment Income (Loss)	0.05	0.02	0.01	(0.01)	(0.02)
Net Gains (Losses) on Investments (both realized and unrealized)	3.55	(0.84)	0.53	(2.91)	3.35

Total From Investment Operations	3.60	(0.82)	0.54	(2.92)	3.33

Less Distributions
Dividends From Net Investment Income	(0.05)	(0.01)	(0.02)	0.00	(0.02)
Distributions From Net Realized Gain on Investments	0.00	0.00	0.00	0.00	0.00

Total Distributions	(0.05)	(0.01)	(0.02)	0.00	(0.02)

Net Asset Value, End of Year	$7.67	$4.12	$4.95	$4.43	$7.35

Total Return[1]	87.57%	(16.62)%	12.16%	(39.73)%	82.77%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$209.16	$30.05	$22.85	$12.26	$17.20
Ratio of Net Operating Expenses to Average Net Assets	1.65%	1.61%	1.59%	1.65%	1.65%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.92%	1.84%	1.93%	2.09%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81%	0.51%	0.78%	(0.16)%	(0.60)%
Portfolio Turnover Rate	14%	43%	31%	30%	57%

Notes:

1.	Total returns do not reflect the 2.00% fee accrued on redemption of shares, which was implemented effective June 1, 2000.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

50

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 29, 2004, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PROEQUITIES 0704 41257

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Managed Income, Intermediate-Term Managed Income and Short-Term Government Securities Funds of Excelsior Funds, Inc., the High Yield Fund of Excelsior Funds Trust and the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt and California Tax-Exempt Income Funds of Excelsior Tax-Exempt Funds, Inc. (each, a “Fund”) that you should know before investing. The High Yield Fund offers two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

Introduction — Risk/Return Information Common to All Funds

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A, (together, the “Adviser”) invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

3

Managed Income Fund

FUND SUMMARY

Investment Goal  Current income, consistent with prudent risk of capital

Investment Focus  Investment grade fixed income securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in investment grade government and corporate fixed income securities

Investor Profile  Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective

The Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Investment Strategy

The Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in preferred stock, dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.”

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve, and that have the potential for moderate price appreciation.

Principal Risks

The prices of the Managed Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

4

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 8.09% (6/30/95)	Worst Quarter (4.28)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 0.42%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Managed Income Fund
Return Before Taxes	4.63%	6.08%	6.42%
Return After Taxes on Distributions	2.74%	3.85%	4.01%
Return After Taxes on Distributions and Sale of Fund Shares	3.16%	3.81%	3.96%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.11%	6.62%	6.95%

*	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.53%	*
Total Annual Fund Operating Expenses	1.28%
Less Fee Waivers	(0.38)%	**
Net Annual Fund Operating Expenses	0.90%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.90%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$92	$368	$666	$1,512

5

Intermediate-Term Managed Income Fund

FUND SUMMARY

Investment Goal  Current income, consistent with relative stability of principal

Investment Focus  Investment grade fixed income securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in investment grade government and corporate fixed income securities

Investor Profile  Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities

Investment Objective

The Intermediate-Term Managed Income Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Investment Strategy

The Intermediate-Term Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds.

The Fund maintains a dollar-weighted average portfolio maturity of 3 to 10 years. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. The fixed income securities held by the Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security.

Principal Risks

The prices of the Intermediate-Term Managed Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

6

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
6.78%	(3.79)%
(6/30/95)	(3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 0.11%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003 to those of the Lehman Brothers Intermediate Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Intermediate-Term Managed Income Fund
Return Before Taxes	4.83%	6.05%	6.33%
Return After Taxes on Distributions	3.04%	3.77%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares	3.24%	3.75%	3.90%
Lehman Brothers Intermediate Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.30%	6.65%	6.62%

*	The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	0.46%	*

Total Annual Fund Operating Expenses	0.81%
Less Fee Waivers	(0.16)%	**

Net Annual Fund Operating Expenses	0.65%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.65%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

7

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your invest- ment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years

$66	$243	$434	$987

8

Short-Term Government Securities Fund

FUND SUMMARY

Investment Goal  Current income, consistent with stability of principal

Investment Focus  Short-term fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

Share Price Volatility  Low

Principal Investment Strategy  Investing in U.S. government securities, while maintaining a dollar-weighted average maturity of 1 to 3 years

Investor Profile  Investors seeking to preserve capital through a diversified portfolio of securities and earn current income

Investment Objective

The Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal.

Investment Strategy

Under normal circumstances, the Short-Term Government Securities Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Interest payments on these securities generally will be exempt from state and local taxes.

The Fund generally maintains a dollar-weighted average portfolio maturity of 1 to 3 years. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security.

Principal Risks

The prices of the Short-Term Government Securities Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates.

The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that short-term government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

9

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 3.35% (6/30/95)	Worst Quarter (0.44)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 0.13%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003 to those of the Lehman Brothers 1-3 Year Government Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Short-Term Government Securities Fund
Return Before Taxes	1.44%	5.14%	5.30%
Return After Taxes on Distributions	0.30%	3.26%	3.29%
Return After Taxes on Distributions and Sale of Fund Shares	0.93%	3.22%	3.26%
Lehman Brothers 1-3 Year Government Bond Index (reflects no deductions for fees, expenses, or taxes)*	2.02%	5.51%	5.73%
*	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities with maturities of one to three years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	0.48%	*

Total Annual Fund Operating Expenses	0.78%
Less Fee Waivers	(0.18)%	**

Net Annual Fund Operating Expenses	0.60%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.60%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$61	$231	$416	$949

10

High Yield Fund

FUND SUMMARY

Investment Goal  High level of current income and, secondarily, capital appreciation

Investment Focus  Non-investment grade fixed-income securities

Share Price Volatility  High

Principal Investment Strategy  Investing in non-investment grade corporate and government fixed-income securities

Investor Profile  Investors seeking a high level of current income through a diversified portfolio of securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities

Investment Objective

The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Investment Strategy

Under normal circumstances, the High Yield Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Investors Service (Moody’s) or BB or lower by Standard & Poor’s (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund may invest in all types of fixed-income securities, including:

•	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
•	Convertible and non-convertible corporate debt obligations
•	Custodial receipts
•	Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
•	Preferred stock
•	Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

In selecting securities for the Fund’s portfolio, the Adviser does not rely principally on the ratings agencies. It performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks

The prices of the High Yield Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

11

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
14.27%	(11.44)%
(6/30/03)	(9/30/02)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 2.73%.

This table compares the average annual total return of the Fund’s Shares class for the periods ended December 31, 2003 to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
High Yield Fund
Return Before Taxes	32.96%	6.15%
Return After Taxes on Distributions	28.46%	(0.67)%*
Return After Taxes on Distributions and Sale of Fund Shares	12.58%	0.63%*
Merrill Lynch High Yield, Cash Pay Index (reflects no deduction for fees, expenses, or taxes)**	27.22%	9.21%*

*	Since October 31, 2000
**	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody’s and must not be in default.

12

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.80%
Other Expenses	0.48%	*
Distribution(12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.28%
Less Fee Waivers	(0.23)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$383	$680	$1,525

13

Long-Term Tax-Exempt Fund

FUND SUMMARY

Investment Goal  High current income exempt from federal income taxes

Investment Focus  Tax-exempt municipal securities

Share Price Volatility  High

Principal Investment Strategy  Investing in a diversified portfolio of investment grade tax-exempt municipal obligations

Investor Profile  Investors in higher tax brackets seeking to maximize tax-exempt income through a diversified portfolio of securities, and who are willing to accept risk of share price volatility

Investment Objective

The Long-Term Tax-Exempt Fund seeks to maximize current interest income exempt from federal income taxes.

Investment Strategy

Under normal circumstances, the Long-Term Tax-Exempt Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes (“municipal securities”). In selecting municipal securities for the Fund, the Adviser consider each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average portfolio maturity between 10 and 25 years.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories at the time of purchase. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in municipal securities that pay interest subject to the alternative minimum tax. The Fund’s average weighted portfolio maturity may be as high as 30 years, and there is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Long-Term Tax-Exempt Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities. In addition, longer-term investments tend to be more sensitive to interest rate changes.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that long-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

14

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 9.38% (3/31/95)	Worst Quarter (7.16)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (0.46)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 22+ Year Muni Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Long-Term Tax-Exempt Fund
Return Before Taxes	3.25%	4.03%	5.51%
Return After Taxes on Distributions	3.25%	3.99%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.07%	3.95%	5.18%
Merrill Lynch 22+ Year Muni Index (reflects no deduction for fees, expenses, or taxes)*	6.45%	6.13%	6.29%
*	The Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to $25 million and a maturity range greater than or equal to 22 years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.50%	*
Total Annual Fund Operating Expenses	1.00%
Less Fee Waivers	(0.20)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$82	$298	$533	$1,206

15

Intermediate-Term Tax-Exempt Fund

FUND SUMMARY

Investment Goal  Current income exempt from federal income taxes, consistent with relative stability of principal

Investment Focus  Tax-exempt municipal securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in a diversified portfolio of investment grade tax-exempt municipal obligations

Investor Profile  Investors in higher tax brackets seeking tax-exempt income through a diversified portfolio of securities, and who are willing to accept moderate share price volatility

Investment Objective

The Intermediate-Term Tax-Exempt Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Investment Strategy

Under normal circumstances, the Intermediate-Term Tax-Exempt Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest from which is exempt from federal income taxes. In selecting municipal securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average portfolio maturity of 3 to 10 years.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories at the time of purchase. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or, if unrated, determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in municipal securities that pay interest subject to the alternative minimum tax. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Intermediate-Term Tax-Exempt Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that intermediate-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

16

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 5.89% (3/31/95)	Worst Quarter (4.58)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (1.43)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 3-7 Year and 7-12 Year Municipal Bond Indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Intermediate-Term Tax-Exempt Fund
Return Before Taxes	4.27%	4.95%	5.27%
Return After Taxes on Distributions	3.56%	4.76%	5.14%
Return After Taxes on Distributions and Sale of Fund Shares	4.25%	4.71%	5.07%
Merrill Lynch 3-7 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.22%	5.79%	5.42%
Merrill Lynch 7-12 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	5.63%	6.24%	6.25%
*	The Merrill Lynch 3-7 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year Municipal Bond Index is a widely-accepted unmanaged market- weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	0.46%	*
Total Annual Fund Operating Expenses	0.81%
Less Fee Waivers	(0.16)%	**
Net Annual Fund Operating Expenses	0.65%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.65%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$66	$243	$434	$987

17

Short-Term Tax-Exempt Securities Fund

FUND SUMMARY

Investment Goal  Current income exempt from federal income taxes, consistent with relative stability of principal

Investment Focus  Tax-exempt municipal securities

Share Price Volatility  Low

Principal Investment Strategy  Investing in a diversified portfolio of investment grade tax-exempt municipal obligations

Investor Profile  Investors seeking tax-exempt income through a diversified portfolio of securities with the risk of limited share price volatility

Investment Objective

The Short-Term Tax-Exempt Securities Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Investment Strategy

Under normal circumstances, the Short-Term Tax-Exempt Securities Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes. In selecting municipal securities for the Fund, the Adviser emphasizes preservation of principal and considers each security’s yield and total return potential relative to other available municipal securities. The Fund generally will have a dollar-weighted average portfolio maturity of 1 to 3 years.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories at the time of purchase. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or, if unrated, determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in municipal securities that pay interest subject to the alternative minimum tax. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Short-Term Tax-Exempt Securities Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that short-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

18

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 2.53% (3/31/95)	Worst Quarter (1.18)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (0.32)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 1-3 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Short-Term Tax-Exempt Securities Fund
Return Before Taxes	1.18%	2.86%	3.41%
Return After Taxes on Distributions	1.18%	2.85%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.18%	2.84%	3.38%
Merrill Lynch 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	2.08%	4.24%	4.35%

*	The Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	0.45%	*
Total Annual Fund Operating Expenses	0.75%
Less Fee Waivers	(0.15)%	**
Net Annual Fund Operating Expenses	0.60%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contracted fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.60%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$61	$225	$402	$916

19

New York Intermediate-Term Tax-Exempt Fund

FUND SUMMARY

Investment Goal  Maximize current income exempt from federal, New York State and New York City income taxes

Investment Focus  New York tax-exempt municipal securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in a portfolio of investment grade municipal obligations that pay interest that is exempt from federal, New York State and New York City income taxes

Investor Profile  High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of securities, and who are willing to accept a moderate degree of share price volatility

Investment Objective

The New York Intermediate-Term Tax-Exempt Fund seeks to provide New York investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with relative stability of principal.

Investment Strategy

Under normal circumstances, the New York Intermediate-Term Tax-Exempt Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by New York State local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income taxes (“New York municipal securities”). In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average portfolio maturity of 3 to 10 years.

The Fund emphasizes investment in New York municipal securities rated in the two highest rating categories at the time of purchase. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or, if unrated, determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in securities that pay interest subject to the alternative minimum tax. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the New York Intermediate-Term Tax-Exempt Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability, and that of other issuers of New York municipal securities, to meet their financial obligations.

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The risk of a downturn in the U.S. economy, particularly in New York City and New York State, continues to be affected by the events of September 11, 2001. In addition, the potential for a more prolonged downturn in the financial sector could also have a negative affect on the New York City and New York State economies. It is likely that New York City and New York State will continue to suffer financial difficulties resulting from the September 11th attack, and may continue to suffer financial difficulties as a result of the continued downturn in the financial sector. These anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund’s performance. As a result, this Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund’s income that is subject to New York taxes could increase.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that New York municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 6.12% (3/31/95)	Worst Quarter (4.16)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (1.22)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 3-7 Year and 7-12 Year New York Municipal Bond Indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
New York Intermediate-Term Tax-Exempt Fund
Return Before Taxes	4.06%	4.86%	5.02%
Return After Taxes on Distributions	3.47%	4.64%	4.84%
Return After Taxes on Distributions and Sale of Fund Shares	4.10%	4.60%	4.79%
Merrill Lynch 3-7 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.62%	5.67%	5.90%
Merrill Lynch 7-12 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	5.94%	6.26%	6.36%

*	The Merrill Lynch 3-7 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

21

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.46	%*
Total Annual Fund Operating Expenses	0.96%
Less Fee Waivers	(0.16)	%**
Net Annual Fund Operating Expenses	0.80	%**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$82	$290	$515	$1,163

22

California Tax-Exempt Income Fund

FUND SUMMARY

Investment Goal  High current income exempt from federal and California income taxes, consistent with preservation of capital and stability of principal

Investment Focus  California tax-exempt municipal securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in municipal obligations that pay interest that is exempt from federal and California taxes

Investor Profile  High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of securities, and who are willing to accept some degree of share price volatility

Investment Objective

The California Tax-Exempt Income Fund seeks to provide California investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal.

Investment Strategy

Under normal circumstances, the California Tax-Exempt Income Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by the State of California and its cities, counties and political subdivisions, the interest from which is exempt from federal and California State income taxes (“California municipal securities”). In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average remaining maturity of 3 to 5 years.

The Fund emphasizes investment in California municipal securities rated in the two highest rating categories at the time of investment. However, the Fund may invest without limit in investment grade municipal securities, which are those rated at the time of investment in one of the four highest rating categories by a major rating agency or, if unrated, determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in securities that pay interest subject to the alternative minimum tax. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the California Tax-Exempt Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of California municipal securities to meet their continuing obligations for the payment of principal and interest. California and its cities face long-term economic problems that could seriously affect their ability, and that of other issuers of California municipal

23

securities to meet their financial obligations. Moody’s recently upgraded its California General Obligation bond rating from BAA1 to A3; and in July 2003, Standard & Poor’s downgraded California General Obligation bonds from A to BBB.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that California municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 3.43% (9/30/02)	Worst Quarter (0.91)% (6/30/99)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (0.74)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 3-7 Year Municipal Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
California Tax-Exempt Income Fund
Return Before Taxes	2.72%	4.25%	4.62%	*
Return After Taxes on Distributions	2.72%	4.24%	4.62%	*
Return After Taxes on Distributions and Sale of Fund Shares	2.91%	4.15%	4.50%	*
Merrill Lynch 3-7 Year Municipal Index (reflects no deductions for fees, expenses, or taxes)***	4.22%	5.79%	5.98%	**

*	Since October 1, 1996
**	Since September 30, 1996
***	The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.48%	*
Total Annual Fund Operating Expenses	0.98%
Less Fee Waivers	(0.48)%	**
Net Annual Fund Operating Expenses	0.50%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

24

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$51	$264	$495	$1,158

25

More Information About Risks

All Funds

Fixed Income Risk

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund’s multiple holdings.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Timing

While the Funds have a policy that discourages mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing can be disruptive to a Fund’s portfolio management and may increase transaction costs incurred by a Fund.

All Funds (except Short-Term Government Securities Fund)

Liquidity Risk

A Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

The Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities and High Yield Funds only

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by a Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and

26

the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, a Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that a Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

The Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt and California Tax-Exempt Income Funds only

Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

The New York Intermediate-Term Tax-Exempt and California Tax-Exempt Income Funds only

Concentration Risk

Concentration of investments in issuers located in a single state makes a Fund more susceptible to adverse political or economic developments affecting that state. An investment in these Funds may involve more risk than in mutual funds that buy securities of issuers in numerous states.

The High Yield, Managed Income and Intermediate-Term Managed Income Funds only

High-Yield, Lower Rated Securities

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject

27

to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

A thinner and less active market, which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies: (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ Statements of Additional Information.

28

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2004, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Managed Income Fund	0.55%
Intermediate-Term Managed Income Fund	0.26%
Short-Term Government Securities Fund	0.20%
High Yield Fund	0.53%
Long-Term Tax-Exempt Fund	0.47%
Intermediate-Term Tax-Exempt Fund	0.32%
Short-Term Tax-Exempt Securities Fund	0.23%
New York Intermediate-Term Tax-Exempt Fund	0.49%
California Tax-Exempt Income Fund	0.14%

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Funds’ next fiscal year unless the Adviser or Excelsior Funds, Inc., Excelsior Funds Trust or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds’ next fiscal year.

Portfolio Managers

Alexander R. Powers and Cyril Theccanat serve as the Managed Income Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income

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at Chase Asset Management. Mr. Theccanat, a Senior Vice President, has been with U.S. Trust since 1990, except for the period from June 1998 to December 1999 when he left U.S. Trust to develop proprietary fixed income investment strategies.

Frank A. Salem and Mark T. Rasimas serve as the Intermediate-Term Managed Income Fund’s portfolio co-managers. Mr. Salem is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Salem, a Senior Vice President, has been the Fund’s portfolio manager or co-manager since joining U.S. Trust in 1998. Prior to joining U.S. Trust, he was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York. A description of Mr. Rasimas’s business experience is provided below.

Mark T. Rasimas and Alexander R. Powers serve as the Short-Term Government Securities Fund’s portfolio co-managers. Mr. Rasimas is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager or co-manager since August 2000. Mr. Rasimas, a Senior Vice President, has been with U.S. Trust since 1997. Prior to joining U.S. Trust, he was a mortgage-backed securities analyst at Thomson Financial and an investment banking analyst in the structured finance group at NationsBanc Capital Markets, Inc. A description of Mr. Powers’s business experience is provided above.

A.K. Rodgers Ratcliffe, CFA and Adam Moss serve as the High Yield Fund’s portfolio co-managers. Mr. Ratcliffe, a Senior Vice President and senior portfolio manager, has over 30 years of investment analysis experience encompassing both equity and corporate bond analysis, including 15 years of high yield credit analysis. Prior to joining U.S. Trust, Mr. Ratcliffe was the Director of Research at Merit Capital, a broker/dealer in Westport, Connecticut. Prior to that he was the head of corporate bond research at Morgan Stanley and head of high yield research at Lazard Freres. Mr. Moss, a Vice President, portfolio manager and senior high yield analyst, was an equity research associate for the Technology Group at Credit Suisse First Boston and credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group.

Kenneth J. McAlley and Sandy Panetta serve as the portfolio co-managers for the Short-Term Tax-Exempt Securities, Intermediate Term Tax-Exempt, Long-Term Tax- Exempt and New York Intermediate-Term Tax-Exempt Funds. Mr. McAlley is primarily responsible for the day-to-day management of the Funds. He has served as portfolio manager or co-manager of the Long-Term Tax- Exempt Fund since 1986 and of the Short-Term Tax- Exempt Securities, Intermediate-Term Tax-Exempt and New York Intermediate-Term Tax-Exempt Funds since 1995. Mr. McAlley, an Executive Vice President, has been with U.S. Trust since 1980. Ms. Panetta, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1989. She is a senior portfolio manager responsible for tax-exempt cash management. Prior to joining U.S. Trust, she was with Alliance Capital Management in its fixed income department.

Gary S. Larsen and Kathleen Meyer have served as the California Tax-Exempt Income Fund’s portfolio co-managers since 2000 and 2001, respectively. Mr. Larsen and Ms. Meyer are primarily responsible for the day to day management of the California Tax-Exempt Income Fund’s portfolio. Mr. Larsen, a Senior Vice President and Senior Fixed Income Portfolio Manager, has been with the Adviser since 1997. Prior to joining U.S. Trust, Mr. Larsen held positions at City National Bank and had served as Manager of Municipal Bond Trading at Security Pacific Bank. Ms. Meyer, a Vice President and Portfolio Manager, has been with the Adviser since 2000. Prior to joining U.S. Trust, she served as Vice President and Senior Portfolio Specialist with Merrill Lynch & Co.

Research, analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has

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strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds.” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA #011000028

DDA #99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

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You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally,

4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, a Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class, divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors or Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

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Holders of Fund shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ Statements of Additional Information.

How to Exchange Your Shares

You may exchange your Shares on any Business Day for the Shares class of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

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When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services. The Adviser, out of its resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

The High Yield Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of its shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Fund’s outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales and charges because these fees are paid out of the Fund’s assets continuously.

To the extent allowable under NASD rules, the Funds’ distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

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You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you received for them. Your initial tax basis will be the amount you pay for your shares including sales commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

Regarding the Tax-Exempt Funds, the Funds anticipate that substantially all of their income dividends will be “exempt interest dividends,” which are exempt from regular federal income taxes. However, some distributions will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a “market discount,” and distributions of short and long-term capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund will generally not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any shares and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the California Tax-Exempt Income Fund consists of obligations, which if held by an individual would pay interest that is exempt from California personal income tax, then dividends paid by the Fund to its individual shareholders will be exempt from California personal income tax.

For investors in the Tax-Exempt Funds, interest income derived from securities issued by agencies or instrumentalities of a particular state for which the particular Fund is named may not be subject to taxation by that state or locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ Statements of Additional Information.

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Financial Highlights

The tables that follow present performance information about the Shares class of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent registered public accounting firm. Their report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

MANAGED INCOME FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.43	$8.95	$9.11	$8.55	$8.99

Income From Investment Operations
Net Investment Income	0.38	0.47	0.49	0.50	0.47
Net Gains (Losses) on Investments (both realized and unrealized)	0.14	0.50	(0.10)	0.56	(0.41)

Total From Investment Operations	0.52	0.97	0.39	1.06	0.06

Less Distributions
Dividends From Net Investment Income	(0.38)	(0.48)	(0.50)	(0.50)	(0.47)
Distributions From Net Realized Gain on Investments	(0.14)	(0.01)	(0.05)	0.00	(0.03)

Total Distributions	(0.52)	(0.49)	(0.55)	(0.50)	(0.50)

Net Asset Value, End of Year	$9.43	$9.43	$8.95	$9.11	$8.55

Total Return	5.74%	11.07%	4.34%	12.80%	0.72%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$269.03	$293.18	$247.80	$252.17	$220.48
Ratio of Net Operating Expenses to Average Net Assets	0.87%	0.84%	0.87%	0.88%	0.88%
Ratio of Gross Operating Expenses to Average Net Assets1	1.11%	0.95%	1.04%	1.01%	1.00%
Ratio of Net Investment Income to Average Net Assets	4.06%	5.10%	5.39%	5.81%	5.42%
Portfolio Turnover Rate	84%	120%	129%	99%	112%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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INTERMEDIATE-TERM MANAGED INCOME FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.39	$7.10	$7.18	$6.77	$7.13

Income From Investment Operations
Net Investment Income	0.26	0.37	0.39	0.42	0.40
Net Gains (Losses) on Investments (both realized and unrealized)	0.11	0.36	(0.06)	0.41	(0.36)

Total From Investment Operations	0.37	0.73	0.33	0.83	0.04

Less Distributions
Dividends From Net Investment Income	(0.26)	(0.40)	(0.39)	(0.42)	(0.40)
Distributions From Net Realized Gain on Investments	(0.10)	(0.04)	(0.02)	0.00	0.00

Total Distributions	(0.36)	(0.44)	(0.41)	(0.42)	(0.40)

Net Asset Value, End of Year	$7.40	$7.39	$7.10	$7.18	$6.77

Total Return	5.25%	10.50%	4.60%	12.73%	0.59%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$413.27	$404.63	$273.27	$219.60	$155.48
Ratio of Net Operating Expenses to Average Net Assets	0.56%	0.53%	0.52%	0.56%	0.58%
Ratio of Gross Operating Expenses to Average Net Assets[1]	0.69%	0.69%	0.69%	0.69%	0.65%
Ratio of Net Investment Income to Average Net Assets	3.56%	4.56%	5.47%	6.11%	5.80%
Portfolio Turnover Rate	85%	98%	117%	108%	122%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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SHORT-TERM GOVERNMENT SECURITIES FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.31	$7.11	$7.09	$6.87	$7.04

Income From Investment Operations
Net Investment Income	0.16	0.26	0.33	0.39	0.35
Net Gains (Losses) on Investments (both realized and unrealized)	(0.03)	0.25	0.05	0.22	(0.15)

Total From Investment Operations	0.13	0.51	0.38	0.61	0.20

Less Distributions
Dividends From Net Investment Income	(0.20)	(0.26)	(0.34)	(0.39)	(0.35)
Distributions From Net Realized Gain on Investments	(0.02)	(0.05)	(0.02)	0.00	(0.02)

Total Distributions	(0.22)	(0.31)	(0.36)	(0.39)	(0.37)

Net Asset Value, End of Year	$7.22	$7.31	$7.11	$7.09	$6.87

Total Return	1.90%	7.27%	5.35%	9.14%	3.02%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$469.22	$499.52	$193.78	$75.69	$59.31
Ratio of Net Operating Expenses to Average Net Assets	0.53%	0.49%	0.51%	0.57%	0.54%
Ratio of Gross Operating Expenses to Average Net Assets[1]	0.67%	0.64%	0.61%	0.67%	0.62%
Ratio of Net Investment Income to Average Net Assets	2.26%	3.22%	4.33%	5.59%	5.07%
Portfolio Turnover Rate	231%	170%	75%	118%	90%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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HIGH YIELD FUND

	Year Ended March 31,				Period Ended March 31, 2001[1]
	2004		2003	2002
Net Asset Value, Beginning of Period	$3.99		$6.20	$7.26	$7.00

Investment Operations:
Net Investment Income	0.35	[5]	0.88 [5]	1.08	0.27
Net Gains (Losses) on Investments (both realized and unrealized)	0.71	[5]	(1.54)[5]	(1.01)	0.26

Total from Investment Operations	1.06		(0.66)	0.07	0.53

Less Distributions:
Dividends From Net Investment Income	(0.34)[7]		(1.55)[6]	(1.09)	(0.27)
Distributions From Net Realized Gains	0.00		0.00	(0.04)	0.00

Total Distributions	(0.34)		(1.55)	(1.13)	(0.27)

Net Asset Value, End of Period	$4.71		$3.99	$6.20	$7.26

Total Return	27.45%		(10.49)%	1.27%	7.76%	2
Ratios/Supplemental Data
Net Assets at End of Period (in millions)	$151.48		$131.34	$172.89	$57.67
Ratio of Net Operating Expenses to Average Net Assets	1.05		1.08%	1.03%	1.05%	3
Ratio of Gross Operating Expenses to Average Net Assets4	1.36		1.35%	1.35%	1.55%	3
Ratio of Net Investment Income to Average Net Assets	7.79		18.06%	17.56%	9.43%	3
Portfolio Turnover Rate	170%		153%	310%	169%	3

Notes:

1.	Commenced operations on October 31, 2000.
2.	Not annualized.
3.	Annualized.
4.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
5.	For comparative purposes per share amounts are based on average shares outstanding.
6.	Includes a tax return of capital of $(0.51).
7.	Includes a tax return of capital of $(0.08).

39

LONG-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.95	$9.48	$9.62	$8.99	$9.87

Income From Investment Operations
Net Investment Income	0.26	0.29	0.36	0.40	0.42
Net Gains (Losses) on Investments (both realized and unrealized)	0.13	0.47	(0.14)	0.63	(0.82)

Total From Investment Operations	0.39	0.76	0.22	1.03	(0.40)

Less Distributions
Dividends From Net Investment Income	(0.26)	(0.29)	(0.36)	(0.40)	(0.42)
Distributions From Net Realized Gain on Investments	0.00	0.00	0.00	0.00	(0.06)

Total Distributions	(0.26)	(0.29)	(0.36)	(0.40)	(0.48)

Net Asset Value, End of Year	$10.08	$9.95	$9.48	$9.62	$8.99

Total Return	4.01%	8.12%	2.29%	11.69%	(4.01)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$72.78	$94.97	$115.18	$135.52	$121.99
Ratio of Net Operating Expenses to Average Net Assets	0.73%	0.70%	0.72%	0.77%	0.75%
Ratio of Gross Operating Expenses to Average Net Assets1	0.80%	0.77%	0.82%	0.83%	0.83%
Ratio of Net Investment Income to Average Net Assets	2.64%	2.99%	3.66%	4.33%	4.54%
Portfolio Turnover Rate	111%	51%	35%	60%	78%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

40

INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.88	$9.39	$9.57	$9.06	$9.49

Income From Investment Operations
Net Investment Income	0.26	0.31	0.35	0.38	0.37
Net Gains (Losses) on Investments (both realized and unrealized)	0.15	0.55	(0.12)	0.51	(0.43)

Total From Investment Operations	0.41	0.86	0.23	0.89	(0.06)

Less Distributions
Dividends From Net Investment Income	(0.26)	(0.31)	(0.35)	(0.38)	(0.37)
Distributions From Net Realized Gain on Investments	(0.34)	(0.06)	(0.06)	0.00	0.00

Total Distributions	(0.60)	(0.37)	(0.41)	(0.38)	(0.37)

Net Asset Value, End of Year	$9.69	$9.88	$9.39	$9.57	$9.06

Total Return	4.19%	9.31%	2.41%	10.07%	(0.58)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$387.62	$407.10	$370.02	$341.17	$292.67
Ratio of Net Operating Expenses to Average Net Assets	0.56%	0.51%	0.52%	0.57%	0.57%
Ratio of Gross Operating Expenses to Average Net Assets1	0.63%	0.59%	0.64%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets	2.60%	3.15%	3.67%	4.17%	4.06%
Portfolio Turnover Rate	31%	48%	67%	84%	91%
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator. SHORT-TERM TAX-EXEMPT SECURITIES FUND
	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.20	$7.17	$7.15	$7.02	$7.17

Income From Investment Operations
Net Investment Income	0.08	0.12	0.20	0.28	0.25
Net Gains (Losses) on Investments (both realized and unrealized)	0.02	0.03	0.03	0.13	(0.15)

Total From Investment Operations	0.10	0.15	0.23	0.41	0.10

Less Distributions
Dividends From Net Investment Income	(0.08)	(0.12)	(0.20)	(0.28)	(0.25)
Distributions From Net Realized Gain on Investments	0.00	0.00	(0.01)	0.00	0.00

Total Distributions	(0.08)	(0.12)	(0.21)	(0.28)	(0.25)

Net Asset Value, End of Year	$7.22	$7.20	$7.17	$7.15	$7.02

Total Return	1.40%	2.04%	3.20%	5.94%	1.39%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$360.60	$291.28	$165.69	$83.34	$54.23
Ratio of Net Operating Expenses to Average Net Assets	0.47%	0.46%	0.48%	0.58%	0.56%
Ratio of Gross Operating Expenses to Average Net Assets1	0.59%	0.58%	0.55%	0.65%	0.63%
Ratio of Net Investment Income to Average Net Assets	1.12%	1.57%	2.60%	3.97%	3.54%
Portfolio Turnover Rate	99%	31%	111%	42%	130%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

41

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.12	$8.74	$8.83	$8.34	$8.80

Income From Investment Operations
Net Investment Income	0.22	0.27	0.31	0.33	0.32
Net Gains (Losses) on Investments (both realized and unrealized)	0.14	0.51	(0.09)	0.49	(0.37)

Total From Investment Operations	0.36	0.78	0.22	0.82	(0.05)

Less Distributions
Dividends From Net Investment Income	(0.22)	(0.27)	(0.31)	(0.33)	(0.32)
Distributions From Net Realized Gain on Investments	(0.29)	(0.13)	0.00	0.00	(0.09)

Total Distributions	(0.51)	(0.40)	(0.31)	(0.33)	(0.41)

Net Asset Value, End of Year	$ 8.97	$ 9.12	$ 8.74	$8.83	$8.34

Total Return	4.06%	8.96%	2.54%	10.02%	(0.51)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$178.11	$187.40	$178.61	$144.42	$126.38
Ratio of Net Operating Expenses to Average Net Assets	0.68%	0.67%	0.67%	0.73%	0.73%
Ratio of Gross Operating Expenses to Average Net Assets1	0.73%	0.72%	0.72%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	2.41%	2.96%	3.53%	3.90%	3.82%
Portfolio Turnover Rate	42%	43%	45%	39%	64%
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator. CALIFORNIA TAX-EXEMPT INCOME FUND
	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.49	$7.27	$7.30	$7.07	$7.25

Income From Investment Operations
Net Investment Income	0.24	0.25	0.26	0.26	0.26
Net Gains (Losses) on Investments (both realized and unrealized)	0.00	0.22	(0.02)	0.23	(0.18)

Total From Investment Operations	0.24	0.47	0.24	0.49	0.08

Less Distributions
Dividends From Net Investment Income	(0.24)	(0.25)	(0.26)	(0.26)	(0.26)
Distribution From Net Realized Gain on Investments	0.00	0.00 [2]	(0.01)	0.00	0.00

Total Distribution	(0.24)	(0.25)	(0.27)	(0.26)	(0.26)

Net Asset Value, End of Year	$7.49	$7.49	$7.27	$7.30	$7.07

Total Return	3.19%	6.59%	3.32%	7.09%	1.13%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$66.89	$66.19	$58.23	$54.61	$65.03
Ratio of Net Operating Expenses to Average Net Assets	0.50%	0.46%	0.50%	0.50%	0.50%
Ratio of Gross Operating Expenses to Average Net Assets[1]	0.90%	0.50%	0.87%	0.97%	0.95%
Ratio of Net Income to Average Net Assets	3.14%	3.36%	3.55%	3.69%	3.67%
Portfolio Turnover Rate	15%	9%	4%	6%	16%

Notes:

1.	Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
2.	Amount represents less than $0.01 per share.

42

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 29, 2004 include detailed information about Excelsior Funds, Inc, Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s, Excelsior Funds Trust’s and Excelsior Tax-Exempt Funds, Inc.’s Investment Company Act registration numbers are 811-4088, 811-8490 and 811-4101, respectively.

PROFIXEDINC 0704 41251

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Money and Value and Restructuring Funds of Excelsior Funds, Inc. and the Equity, Optimum Growth, Mid Cap Value, International Equity, Total Return Bond, Income and High Yield Funds of Excelsior Funds Trust (the “Funds”) that you should know before investing. The Money, Value and Restructuring, Optimum Growth, Mid Cap Value and High Yield Funds offer two classes of Shares: Institutional Shares, which are offered in this prospectus, and Shares, which are offered in separate prospectuses. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

Introduction — Risk/Return Information Common To All Funds

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy

The Adviser manages the Value and Restructuring Fund, Equity Fund, Optimum Growth Fund, Mid Cap Value Fund, International Equity Fund, and High Yield Fund with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth

This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes

To complete the Adviser’s investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends that arise from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently benefiting, or will soon benefit, from these trends.

3

Money Fund

FUND SUMMARY

Investment Goal  Current income as is consistent with liquidity and stability of principal

Investment Focus  Money market instruments

Share Price Volatility  Very low

Principal Investment Strategy  Investing in a portfolio of high quality, U.S. dollar-denominated money market instruments issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements

Investor Profile  Conservative investors seeking current income, liquidity and stability of principal

Investment Objective

The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy

The Money Fund invests substantially all of its assets in high quality, U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers’ acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks

The prices of the Money Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You should consider the risks described above before you decide to invest in the Fund.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the past performance of shares of the Fund does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 1.61% (09/30/00)	Worst Quarter 0.20% (12/31/03)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 0.42%.

This table shows the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003.

	1 Year	Since Inception*
Money Fund	0.94%	3.19%

*	Since December 16, 1999

Call 1-800-881-9358 for the Fund’s most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.25%
Other Expenses	0.20%	*
Total Annual Fund Operating Expenses	0.45%
Less Fee Waivers	(0.20)%	**
Net Annual Fund Operating Expenses	0.25%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual waivers currently in effect. The Adviser has contractually agreed to waive fees expenses in order to keep total operating expenses from exceeding 0.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fee. During the Fund’s latest fiscal year, this fee waiver ultimately reduced the Fund’s “Net Annual Fund Operating Expenses” to 0.21%. This fee waiver is voluntary and may be terminated at any time. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$26	$124	$232	$547

5

Value and Restructuring Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy

The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

The Fund will sell a portfolio security when the Adviser believes that holding the security is no longer consistent with the Fund’s investment objective or when the Adviser believes holding the security is no longer in the best interests of the Fund.

Principal Risks

Since it purchases equity securities, the Value and Restructuring Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more vola -

6

tile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

                                    [CHART]

Best Quarter 22.25% (6/30/03)	Worst Quarter (3.27)% (3/31/03)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 5.71%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Value and Restructuring Fund
Return Before Taxes	48.06%	44.55%	*
Return After Taxes on Distributions	47.84%	44.22%	*
Return After Taxes on Distributions and Sale of Fund Shares	31.46%	37.93%	*
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)**	30.03%	32.39%	*
*	Since September 30, 2002
**	The Russell 1000 Value Index is an unmanaged index composed of the 1000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.89%	*

*	The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.89%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

7

Equity Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Equity Fund seeks to provide long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Equity Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities. The Equity Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in common stocks of larger capitalization (i.e., companies with market capitalizations over $5 billion) U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In particular, the Adviser looks for companies that its fundamental analysis indicates are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future.

Principal Risks

Since it purchases equity securities, the Equity Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

8

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 22.45% (12/31/98)	Worst Quarter (17.86)% (3/31/01)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 2.08%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Standard & Poors 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Equity Fund
Return Before Taxes	26.99%	(0.67)%	9.64%*
Return After Taxes on Distributions	26.86%	(2.76)%	7.62%*
Return After Taxes on Distributions and Sale of Fund Shares	17.68%	(1.03)%	7.80%*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)***	28.69%	(0.57)%	12.20%*	*

*	Since January 16, 1995
**	Since December 31, 1994
***	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. Stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.90%
Less Fee Waivers	(0.20)%	*
Net Annual Fund Operating Expenses	0.70%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.70%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$72	$267	$479	$1,089

9

Optimum Growth Fund

FUND SUMMARY

Investment Goal  Superior, risk-adjusted total return

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks that the Adviser believes have strong growth prospects

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in medium to large capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1,000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund’s core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks

Since it purchases equity securities, the Optimum Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund is also subject to risks particular to its investments in medium capitalization companies. In particular, medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 36.46% (12/31/98)	Worst Quarter (25.21)% (3/31/01)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 5.05%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Optimum Growth Fund
Return Before Taxes	23.48%	(7.54)%	5.98%	*
Return After Taxes on Distributions	23.47%	(8.85)%	4.95%	*
Return After Taxes on Distributions and Sale of Fund Shares	15.27%	(5.91)%	5.47%	*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	29.75%	(5.11)%	5.78%	**

*	Since June 1, 1996
**	Since May 31, 1996
***	The Russell 1000 Growth Index is an unmanaged index and is composed of the 1000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.42%	*
Total Annual Fund Operating Expenses	1.07%
Less Fee Waivers	(0.27)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$82	$314	$564	$1,281

11

Mid Cap Value Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell Mid Cap Value Index (“Index”), as such index may be reconstituted from time-to-time. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. At present, the companies comprising the Index have average market capitalization of $6.32 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes are undervalued, at current market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks

Since it purchases equity securities, the Mid Cap Value Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

12

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 26.81% (12/31/99)	Worst Quarter (20.61)% (9/30/02)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 4.05%.

This table compares the average annual total returns of the Fund’s Institutional Shares for the periods ended December 31, 2003, to those of the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Mid Cap Value Fund
Return Before Taxes	44.91%	13.37%	17.21%*
Return After Taxes on Distributions	44.82%	10.45%	14.55%*
Return After Taxes on Distributions and Sale of Fund Shares	29.28%	10.14%	13.90%*
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)***	38.07%	8.73%	12.24%*	*

*	Since June 1, 1996
**	Since May 31, 1996
***	The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.33%	*
Total Annual Fund Operating Expenses	0.98%
Less Fee Waivers	(0.09)%	**
Net Annual Fund Operating Expenses	0.89%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.89%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$91	$303	$533	$1,193

13

International Equity Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Foreign equity securities

Share Price Volatility  High

Principal Investment Strategy  Investing in a diversified portfolio of equity securities of issuers in developed foreign countries and, to a lesser extent, emerging markets

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, who are willing to accept the risks of investing in companies located in foreign countries

Investment Objective

The International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the International Equity Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of issuers located outside the United States. The International Equity Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry.

Principal Risks

Since it purchases equity securities, the International Equity Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

14

The financial stability of issuers in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. These risks are discussed in greater detail in the section entitled “More Information About Risks”.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 40.28% (12/31/99)	Worst Quarter (20.92)% (9/30/02)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 3.53%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the MSCI-EAFE Index and the MSCI-ACWI ex U.S. Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
International Equity Fund
Return Before Taxes	42.68%	(0.56)%	3.88%	*
Return After Taxes on Distributions	42.73%	(1.91)%	2.69%	*
Return After Taxes on Distributions and Sale of Fund Shares	28.34%	(0.77)%	3.01%	*
MSCI-EAFE Index (reflects no deduction for fees, expenses, or taxes)***	38.59%	(0.05)%	4.11%	**
MSCI-ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)****	41.41%	1.55%	4.45%	**
*	Since January 24, 1995
**	Since December 31, 1994
***	The MSCI-EAFE Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
****	The MSCI-ACWI ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.44%
Less Fee Waivers	(0.54)%	**
Net Annual Fund Operating Expenses	0.90%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.90%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$92	$402	$736	$1,678

15

Total Return Bond Fund

FUND SUMMARY

Investment Goal  Total return

Investment Focus  Investment grade fixed income securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in investment grade government and corporate fixed income securities

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective

The Total Return Bond Fund seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Total Return Bond Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed income securities. The Total Return Bond Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily (at least 65% of its total assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest a portion of its assets in dollar-denominated fixed income securities of foreign issuers and mortgage-backed securities.

There is no limit on the Fund’s average maturity or on the maximum maturity of a particular security. The Adviser manages the Fund by balancing yield, average maturity and risk in light of its assessment of real interest rates and the yield curve to provide maximum preservation of purchase power. In selecting particular investments, the Adviser looks for fixed income securities that offer relative value and potential for moderate price appreciation.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may affect the Fund’s performance.

Principal Risks

The prices of the Total Return Bond Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The mortgages underlying mortgage-backed securities may be paid off early, particularly in a period of falling interest rates, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund also may be subject to risks particular to its investments in foreign fixed income securities as well as credit risk. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

16

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 5.02% (12/31/00)	Worst Quarter (2.47)% (3/31/96)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was (0.49)%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Lehman Brothers Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Total Return Bond Fund
Return Before Taxes	4.32%	6.51%	7.94%	*
Return After Taxes on Distributions	2.03%	4.09%	5.21%	*
Return After Taxes on Distributions and Sale on Fund Shares	3.04%	4.07%	5.12%	*
Lehman Brothers Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)***	4.68%	6.65%	8.21%	**

*	Since January 19, 1995
**	Since December 31, 1994
***	The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.89%
Less Fee Waivers	(0.39)%	*
Net Annual Fund Operating Expenses	0.50%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$51	$245	$455	$1,060

17

Income Fund

FUND SUMMARY

Investment Goal  Current income, consistent with moderate risk of capital and liquidity

Investment Focus  Investment grade fixed income securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in investment grade government and corporate fixed income securities

Investor Profile  Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective

The Income Fund seeks to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

The Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund may invest up to 35% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds. The Fund also may invest a portion of its assets in dollar-denominated fixed income securities of foreign issuers and mortgage-backed securities.

There is no limit on the Fund’s average maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. The fixed income securities held by the Fund also may have the potential for moderate price appreciation.

Principal Risks

The prices of the Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund also may be subject to risks particular to its investments in foreign fixed income securities as well as credit risk. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

18

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 4.50% (12/31/00)	Worst Quarter (2.03)% (3/31/96)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 0.05%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Income Fund
Return Before Taxes	4.23%	6.21%	7.32%*
Return After Taxes on Distributions	2.17%	3.79%	4.55%*
Return After Taxes on Distributions and Sale of Fund Shares	2.76%	3.79%	4.53%*
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)***	4.11%	6.62%	8.10%*	*

*	Since January 16, 1995
**	Since December 31, 1994
***	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.89%
Less Fee Waivers	(0.39)%	*
Net Annual Fund Operating Expenses	0.50%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$51	$245	$455	$1,060

19

High Yield Fund

FUND SUMMARY

Investment Goal  High level of current income and, secondarily, capital appreciation

Investment Focus  Non-investment grade fixed-income securities

Share Price Volatility  High

Principal Investment Strategy  Investing in non-investment grade corporate and government fixed-income securities

Investor Profile  Investors seeking a high level of current income through a diversified portfolio of securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities

Investment Objective

The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Investment Strategy

Under normal circumstances, the High Yield Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Investors Service (Moody’s) or BB or lower by Standard & Poor’s (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The High Yield Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund may invest in all types of fixed-income securities, including:

•	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
•	Convertible and non-convertible corporate debt obligations
•	Custodial receipts
•	Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
•	Preferred stock
•	Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

In selecting securities for the Fund’s portfolio, the Adviser does not rely principally on the ratings agencies. It performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks

The prices of the High Yield Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that

20

the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risks, currency risks, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund’s Institutional Shares class performance from year to year.

Best Quarter	Worst Quarter
14.34%	(11.36)%
(6/30/03)	(9/30/02)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 2.85%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
High Yield Fund
Return Before Taxes	32.94%	6.41%*
Return After Taxes on Distributions	28.37%	(0.51)%*
Return After Taxes on Distributions and Sale of Fund Shares	12.46%	0.78%*
Merrill Lynch High Yield, Cash Pay Index (reflects no deduction for fees, expenses, or taxes)**	27.22%	9.21%*

*	Since October 31, 2000
**	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody’s and must not be in default. Issues have a term to maturity of at least one year.

21

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.80%
Other Expenses	0.24%	*
Total Annual Fund Operating Expenses	1.04%
Less Fee Waivers	(0.24)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$82	$307	$551	$1,249

22

More Information About Risks

All Funds

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Timing

While the Funds have a policy that discourages mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing can be disruptive to a Fund’s portfolio management and may increase transaction costs incurred by the Fund.

The Value and Restructuring, Equity, Optimum Growth, Mid Cap Value and International Equity Funds only

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

The Value and Restructuring, Equity and Mid Cap Value Funds only

Small Cap Risk

The small capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

The Value and Restructuring, Equity, Optimum Growth and Mid Cap Value Funds only

Mid Cap Risk

The medium capitalization companies in which the Funds may invest have market capitalizations that are consistent with the capitalizations of companies included in the Russell Mid Cap Value Index as such Index may be reconstituted from time-to-time. At present the companies comprising the Index have average market capitalizations of $6.32 billion. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The Money, Total Return Bond, Income and High Yield Funds only

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk

Fixed income investments are subject to the possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit

23

analyses on all issuers of securities in which the Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund may also suffer from the inability to invest in higher yielding securities.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

Mortgage-Backed Securities Risk

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

24

The Total Return Bond, High Yield and Income Funds only

High-Yield, Lower Rated Securities Risk

High-Yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

•	Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest on dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.
•	A thinner and less active market which may increase price volatility and limit the ability of the Fund to sell these securities at their carrying values.
•	Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market.

The Value and Restructuring, Equity, Optimum Growth, Mid Cap Value and Income Funds only

Technology Risk

The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

All Funds (except the Money Fund)

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the

25

ability of the Funds to pursue and collect a legal judgment against a foreign government.

The International Equity, Total Return Bond, Income and High Yield Funds only

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ Statements of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Trustees of Excelsior Funds Trust and the Board of Directors of Excelsior Funds, Inc. supervises the

26

Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2004, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Money Fund	0.01%
Value and Restructuring Fund	0.50%
Equity Fund	0.50%
Optimum Growth Fund	0.43%
Mid Cap Value Fund	0.45%
International Equity Fund	0.51%
Total Return Bond Fund	0.30%
Income Fund	0.30%
High Yield Fund	0.53%

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Funds’ next fiscal year unless the Adviser or Excelsior Funds Trust or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds’ next fiscal year.

Portfolio Managers

David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987.

Leigh H. Weiss and Earl W. White serve as the Equity Fund’s portfolio co-managers. Mr. Weiss and Mr. White are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. He has served as the Fund’s portfolio manager or co-manager since 1996. Mr. White, a Senior Vice President in the Institutional Equity Investments Division, has been with U.S. Trust since 1998. Prior to joining U.S. Trust, he served as director of trust investments at Consolidated Edison Company of New York, Inc. Prior to that, he was employed at Public Service Electric and Gas Company, where he held several treasury management positions.

Alexander Powers and Cyril Theccanat serve as portfolio co-managers for the Income and Total Return Bond Funds. Mr. Powers is primarily responsible for the day-to-day management of the Total Return Bond Fund, while Mr. Powers and Mr. Theccanat are primarily responsible for the day-to-day management of the Income Fund. Mr. Powers, a Managing Director, has served as portfolio manager or co-manager of the Income and Total Return Bond Funds since joining U.S. Trust in 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Theccanat, a Senior Vice President, has been with U.S. Trust since 1990, except for the period from June 1998 to December 1999 when he left U.S. Trust to develop proprietary fixed income investment strategies.

David J. Linehan and Donald Elefson serve as the portfolio co-managers of the International Equity Fund. Mr. Linehan, a Managing Director, has been with U.S. Trust since July 1998. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. Mr. Elefson is a Senior Vice President and has been a portfolio manager or co- manager of the Emerging Markets Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Equity Fund, International Fund and the Pacific/Asia Fund since 2004. He has been with U.S. Trust since 1998. From 1994 to 1998, he was a portfolio manager with Smith Barney.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

A.K. Rodgers Ratcliffe, CFA and Adam Moss serve as the High Yield Fund Portfolio co-managers. Mr. Ratcliffe, a Senior Vice President and senior portfolio manager, has over 30 years of investment analysis experience encompassing both equity and corporate bond analysis, including 15 years of high yield credit analysis. Prior to joining U.S. Trust, Mr. Ratcliffe was the Director of Research at Merit Capital, a broker/dealer in Westport, Connecticut. Prior to that he was the head of corporate bond research at Morgan Stanley and head of high yield research at Lazard Freres. Mr. Moss, a Vice President, portfolio manager and senior high yield analyst, was an equity research associate for the Technology Group at Credit Suisse First Boston and credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group.

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All investment decisions for the Optimum Growth Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Funds.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

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Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Wire
•	Telephone
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, a Fund must receive your purchase request in good order before the Evaluation Time. For the Money Fund, in order to be eligible to receive dividends declared on the day you submit your purchase request, the Fund must receive your request in good order before 1:00 p.m. Eastern time

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and federal funds (readily available funds) before the regularly scheduled close of normal trading on the NYSE.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees or the Board of Directors, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

You may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). If you own your shares directly and previously indicated on your account application or arranged in writing to do so.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

For the Money Fund, if you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the International Equity Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program, (ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor’s investment subject to the plan accounts, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

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Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust, or for Institutional Shares of the Money Fund or Value and Restructuring Fund of Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares of the International Equity Fund exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Funds shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% (0.15% with respect to the Money Fund) of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

To the extent allowable under NASD rules, the Funds’ distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include

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payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

Each Fund distributes its income as follows:

Money Fund	Declared Daily and Paid Monthly
Equity Fund	Declared and Paid Quarterly
Mid Cap Value Equity Fund	Declared and Paid Quarterly
Optimum Growth Fund	Declared and Paid Quarterly
Income Fund	Declared Daily and Paid Monthly
Total Return Bond Fund	Declared Daily and Paid Monthly
International Equity Fund	Declared and Paid Semi-annually
High Yield Fund	Declared Daily and Paid Monthly

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Funds will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries. In the case of the International Equity Fund, since it is expected to hold predominantly securities of foreign companies, it should qualify for and may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ Statements of Additional Information.

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Financial Highlights

The tables that follow present performance information about Institutional Shares of the Funds. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of a Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent registered public accounting firm. Their report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

MONEY FUND

	Year Ended March 31,				Period Ended March 31, 20001
	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income	0.00863	0.01421	0.02919	0.06020	0.01688
Net Realized Gain (Loss) on Investments	0.00000	(0.00021)	0.00020	0.00000	0.00000

Total From Investment Operations	0.00863	0.01400	0.02939	0.06020	0.01688

Less Distributions
Dividends From Net Investment Income	(0.00863)	(0.01400)	(0.02939)	(0.06020)	(0.01688)

Total Distributions	(0.00863)	(0.01400)	(0.02939)	(0.06020)	(0.01688)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.87%	1.41%	2.98%	6.19%	1.70%	2
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$470.19	$548.13	$309.83	$282.66	$273.00
Ratio of Net Operating Expenses to Average Net Assets	0.25%	0.24%	0.25%	0.25%	0.25%	3
Ratio of Gross Operating Expenses to Average Net Assets4	0.53%	0.49%	0.54%	0.49%	0.49%	3
Ratio of Net Investment Income to Average Net Assets	0.86%	1.41%	2.83%	6.09%	5.72%	3

Notes:

1.	Commenced operations on December 16, 1999.
2.	Not annualized.
3.	Annualized.
4.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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VALUE AND RESTRUCTURING FUND

	Year Ended March 31, 2004		Period Ended March 31, 2003(1)
Net Asset Value, Beginning of Year	$23.65		$22.92

Income From Investment Operations
Net Investment Income	0.32	[5]	0.22
Net Gains on Investments (both realized and unrealized)	13.89	[5]	0.59

Total From Investment Operations	14.21		0.81

Less Distributions
Dividends From Net Investment Income	(0.30)		(0.08)

Total Distributions	(0.30)		(0.08)

Net Asset Value, End of Year	$37.56		$23.65

Total Return	60.46%		3.54%	[2]
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$38.24		$0.00	[6]
Ratio of Net Operating Expenses to Average Net Assets	0.74%		0.00%	[3,7]
Ratio of Gross Operating Expenses to Average Net Assets[4]	0.89%		0.00%	[3,7]
Ratio of Net Investment Income to Average Net Assets	1.00%		1.90%	[3]
Portfolio Turnover Rate	4%		16%

(1)	Commenced operations on September 30, 2002.
(2)	Not annualized.
(3)	Annualized.
(4)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
(5)	For comparative purposes per share amounts are based on average shares outstanding.
(6)	Amount represents less than $1,000.
(7)	The information presented for the Institutional Shares reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.

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EQUITY FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$6.04	$7.68	$8.74	$17.48	$14.96

Investment Operations
Net investment income	0.05	0.05	0.04	0.02	0.02
Net realized and unrealized gain (loss)	1.92	(1.63)	(0.41)	(4.30)	3.73

Total from Investment Operations	1.97	(1.58)	(0.37)	(4.28)	3.75

Distributions
From net investment income	(0.05)	(0.05)	(0.03)	(0.02)	(0.03)
From net realized gains	—	(0.01)	(0.66)	(4.44)	(1.20)

Total Distributions	(0.05)	(0.06)	(0.69)	(4.46)	(1.23)

Net Asset Value, End of Year	$7.96	$6.04	$7.68	$8.74	$17.48

Total Return	32.68%	(20.65)%	(4.51)%	(29.47)%	25.75%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.70%	0.69%	0.70%	0.70%	0.70%
Gross Expenses1	0.90%	0.85%	0.89%	0.88%	0.90%
Net Investment Income	0.58%	0.81%	0.43%	0.16%	0.13%
Portfolio Turnover Rate	28%	29%	29%	30%	27%
Net Assets at End of Period (in millions)	$73.27	$66.21	$100.43	$122.57	$211.60

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

35

OPTIMUM GROWTH FUND

	Year Ended March 31,
	2004	2003		2002	2001	2000
Net Asset Value, Beginning of Year	$8.31	$11.95		$13.11	$30.83	$27.55

Investment Operations
Net investment income (loss)	(0.02)[2]	0.01	[2]	(0.01)[2]	(0.06)	(0.05)
Net realized and unrealized gain (loss)	2.56 [2]	(3.65)[2]		(1.15)[2]	(12.21)	7.21

Total from Investment Operations	2.54	(3.64)		(1.16)	(12.27)	7.16

Distributions
From net investment income	(0.01)	—	[3]	—	—	—
From net realized gains	—	—		—	(5.45)	(3.88)

Total Distributions	(0.01)	—		—	(5.45)	(3.88)

Net Asset Value, End of Year	$10.84	$8.31		$11.95	$13.11	$30.83

Total Return	30.52%	(30.42)%		(8.85)%	(45.26)%	27.66%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.80%	0.79%		0.78%	0.80%	0.80%
Gross Expenses1	1.06%	0.89%		1.05%	0.95%	0.93%
Net Investment Income (Loss)	(0.21)%	0.14%		(0.11)%	(0.28)%	(0.18)%
Portfolio Turnover Rate	97%	61%		43%	46%	44%
Net Assets at End of Period (in millions)	$32.27	$27.05		$39.28	$41.99	$85.89

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

36

MID CAP VALUE FUND

	Year Ended March 31,
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.25		$13.28	$11.97	$21.32	$15.33

Investment Operations
Net investment income	0.07	[2]	0.05 [2]	0.04 [2]	0.40	0.06
Net realized and unrealized gain (loss)	5.51	[2]	(3.04)[2]	1.67 [2]	(1.27)	6.34

Total from Investment Operations	5.58		(2.99)	1.71	(0.87)	6.40

Distributions
From net investment income	(0.05)		(0.04)	(0.04)	(0.40)	(0.09)
From net realized gains	—		—	(0.36)	(8.08)	(0.32)

Total Distributions	(0.05)		(0.04)	(0.40)	(8.48)	(0.41)

Net Asset Value, End of Year	$15.78		$10.25	$13.28	$11.97	$21.32

Total Return	54.60%		(22.58)%	14.53%	(1.99)%	41.92%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.74%		0.76%	0.80%	0.80%	0.80%
Gross Expenses1	0.98%		0.91%	0.95%	0.96%	0.95%
Net Investment Income	0.49%		0.44%	0.33%	2.27%	0.31%
Portfolio Turnover Rate	13%		28%	24%	95%	45%
Net Assets at End of Period (in millions)	$100.73		$45.02	$53.90	$40.99	$53.98

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.

37

INTERNATIONAL EQUITY FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$4.09	$5.85	$6.93	$13.78	$8.45

Investment Operations
Net investment income	0.08	0.07	0.04	0.02	0.01
Net realized and unrealized gain (loss)	2.59	(1.77)	(0.86)	(4.39)	5.39

Total from Investment Operations	2.67	(1.70)	(0.82)	(4.37)	5.40

Distributions
From net investment income	(0.07)	(0.06)	(0.06)	(0.02)	(0.03)
From net realized gains	—	—	(0.20)	(2.46)	(0.04)

Total Distributions	(0.07)	(0.06)	(0.26)	(2.48)	(0.07)

Net Asset Value, End of Year	$6.69	$4.09	$5.85	$6.93	$13.78

Total Return	65.55%	(29.26)%	(12.16)%	(36.32)%	64.29%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.90%	0.87%	0.90%	0.90%	0.90%
Gross Expenses1	1.44%	1.29%	1.38%	1.41%	1.45%
Net Investment Income	1.32%	1.07%	0.75%	0.20%	0.11%
Portfolio Turnover Rate	59%	71%	52%	52%	43%
Net Assets at End of Period (in millions)	$35.60	$29.02	$52.41	$74.24	$124.06

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

38

TOTAL RETURN BOND FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.78	$7.37	$7.46	$7.01	$7.32

Investment Operations
Net investment income	0.34	0.40	0.43	0.44	0.41
Net realized and unrealized gain (loss)	0.08	0.48	(0.09)	0.45	(0.31)

Total from Investment Operations	0.42	0.88	0.34	0.89	0.10

Distributions
From net investment income	(0.34)	(0.40)	(0.43)	(0.44)	(0.41)
From net realized gains	(0.20)	(0.07)	—	—	—

Total Distributions	(0.54)	(0.47)	(0.43)	(0.44)	(0.41)

Net Asset Value, End of Year	$7.66	$7.78	$7.37	$7.46	$7.01

Total Return	5.61%	12.27%	4.65%	13.19%	1.47%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Gross Expenses1	0.89%	0.82%	0.87%	0.87%	0.88%
Net Investment Income	4.32%	5.15%	5.70%	6.27%	5.85%
Portfolio Turnover Rate	43%	106%	113%	110%	115%
Net Assets at End of Period (in millions)	$160.69	$271.54	$285.55	$304.88	$264.67

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

39

INCOME FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.21	$6.93	$7.01	$6.66	$7.00

Investment Operations
Net investment income	0.34	0.39	0.40	0.43	0.41
Net realized and unrealized gain (loss)	0.07	0.31	(0.04)	0.35	(0.33)

Total from Investment Operations	0.41	0.70	0.36	0.78	0.08

Distributions
From net investment income	(0.34)	(0.39)	(0.40)	(0.43)	(0.41)
From net realized gains	(0.07)	(0.03)	(0.04)	—	(0.01)

Total Distributions	(0.41)	(0.42)	(0.44)	(0.43)	(0.42)

Net Asset Value, End of Year	$7.21	$7.21	$6.93	$7.01	$6.66

Total Return	5.81%	10.36%	5.18%	12.18%	1.16%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Gross Expenses1	0.89%	0.81%	0.87%	0.87%	0.90%
Net Investment Income	4.47%	5.38%	5.54%	6.49%	6.08%
Portfolio Turnover Rate	57%	59%	88%	119%	125%
Net Assets at End of Period (in millions)	$116.04	$105.22	$111.31	$107.19	$99.21

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

HIGH YIELD FUND

	Year Ended March 31,			Period Ended March 31, 2001(1)
	2004	2003	2002
Net Asset Value, Beginning of Period	$3.99	$6.20	$7.26	$7.00

Investment Operations
Net investment income	0.35 [5]	0.93 [5]	1.09	0.28
Net realized and unrealized gain (loss) on investments	0.72 [5]	(1.58)[5]	(1.01)	0.26

Total from Investment Operations	1.07	(0.65)	0.08	0.54

Distributions
From net investment income	(0.27)	(1.05)	(1.10)	(0.28)
From net realized gains	—	—	(0.04)	—
From tax return of capital	(0.08)	(0.51)	—	—

Total Distributions	(0.35)	(1.56)	(1.14)	(0.28)

Net Asset Value, End of Period	$4.71	$3.99	$6.20	$7.26

Total Return	27.76%	(10.30)%	1.53%	7.88%	2
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.80%	0.83%	0.78%	0.80%	3
Gross Expenses4	1.11%	1.10%	1.10%	1.22%	3
Net Investment Income	7.91%	19.14%	17.81%	9.63%	3
Portfolio Turnover Rate	170%	153%	311%	169%	3
Net Assets at End of Period (in millions)	$22.64	$37.25	$48.24	$17.86

(1)	Commenced operations on October 31, 2000.
(2)	Not annualized.
(3)	Annualized.
(4)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the investment adviser and administrator.
(5)	For comparative purposes per share amounts are based on average shares outstanding.

40

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 29, 2004, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PROINST0704 41254

Excelsior Institutional Shares

Prospectus

July 29, 2004

Excelsior Funds Trust

Equity Core Fund

Investment Adviser

United States Trust Company of New York

U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Equity Core Fund (the “Fund”) that you should know before investing. The Fund offers another class of shares: Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Fund. For more detailed information about the Fund, please see:

Introduction — Risk/Return

Information Common to the Fund

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy:

The Adviser manages the Fund’s investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value:

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth:

This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes:

To complete the Adviser’s investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

3

Equity Core Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in a diversified portfolio of companies that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Equity Core Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Equity Core Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of U.S. companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks and securities convertible into common stock of U.S. companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In selecting investments for the Fund, the Adviser will combine fundamental research with valuation targets to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value. The Adviser further seeks stocks with high earnings growth or total return which, in the opinion of the Adviser, will lead to appreciation in stock price. The Adviser will consider selling an investment of the Fund if it determines that a stock is overpriced or if a particular stock or group of stocks in the same industry is dominating the Fund’s portfolio.

Principal Risks

Since it purchases equity securities, the Equity Core Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund will also be subject to risks particular to its investments in convertible securities. These securities may

4

include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

The Fund also may be subject to risks particular to its investments in medium and small capitalization companies. The Fund considers medium capitalization companies to generally have market capitalizations between $1.5 billion and $10 billion and smaller capitalization companies to generally have market capitalizations up to $1.5 billion. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

Institutional Shares of the Fund have not yet commenced operations. Performance history will be available for the Institutional Shares class of the Fund after it has been in operation for one calendar year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.22%	*
Total Annual Fund Operating Expenses	0.97%
Less Fee Waivers	(0.17)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	Percentages based upon estimated amounts for the current fiscal year.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$82	$292

5

More Information About Investment Strategies and Risks

The following reflects investment strategies and risks that are not principal investment strategies or risks of investing in the Fund.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk

The smaller capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

The medium capitalization companies in which the Funds may invest have market capitalizations that are consistent with the capitalizations of companies included in the Russell Mid Cap Index as such Index may be reconstituted from time-to-time. At present the companies comprising the Index have average market capitalizations of $6.1 billion. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk

The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Foreign Security Risk

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market

6

currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. A Fund that invests in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchase and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Timing

While the Fund has a policy that discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing can be disruptive to the Fund’s portfolio management and may increase transaction costs incurred by the Fund.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund’s Statement of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At

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June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by this Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The advisory fee payable to the Adviser, before waivers, is 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees to keep the Fund’s net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year.

Portfolio Managers

Richard Bayles serves as the portfolio manager for the Equity Core Fund. Mr. Bayles, who rejoined U.S. Trust in 1990 as a senior vice president, is a senior portfolio manager in the Personal Investment Division. Mr. Bayles is a member of U.S. Trust’s Portfolio Policy Committee. From 1983 to 1987, Mr. Bayles was a senior vice president with U.S. Trust in the Personal Investment Division. Prior to rejoining the company, he was a managing director at John W. Bristol Company. Previously he was a vice president at Furman Selz, Inc.

Research analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California);

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A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Fund.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser may determine, at its discretion, that other accounts qualify for investment in the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

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You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be

10

redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund’s Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust, or for Institutional Shares of the Money or Value and Restructuring Funds of Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Fund and its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests will be executed on the same day, if the authorized intermediary receives the request in good form before the Evaluation Time on that day. Requests that are received after the Evaluation Time will be executed on the following Business Day. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Fund is permitted to pay a fee of up to 0.25% of the average daily net assets of the Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund.

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These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

To the extent allowable under NASD rules, the Fund’s distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

The Fund distributes dividends from its income as follows: Declared and Paid Quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund’s Statement of Additional Information.

Financial Highlights

Performance information is not presented for the Fund since it has no operating history.

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Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 29, 2004, includes detailed information about the Institutional Shares class of the Equity Core Fund of Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To Obtain an SAI or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust’s Investment Company Act registration number is 811-8490.

PROINSTECF0304

Excelsior Funds

Prospectus

July 29, 2004

Excelsior Funds Trust

Enhanced Tax Managed International Fund

Investment Adviser

United States Trust Company of New York

U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Enhanced Tax Managed International Fund (the “Fund”) that you should know before investing. The Fund offers another class of shares: Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Fund, please see:

Introduction — Risk/Return

Information Common to the Funds

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. The Fund’s shares are not a bank deposit and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy:

The Adviser manages the Fund’s investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value:

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth:

This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes:

To complete the Adviser’s investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

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Enhanced Tax Managed International Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation and income

Investment Focus  Foreign equity securities

Share Price Volatility  High

Principal Investment Strategy  Invests in a diversified portfolio of equity securities of issuers in developed foreign countries, specifically, western Europe, Australia, certain Asian and Far Eastern markets

Investor Profile  Investors seeking long-term capital appreciation, who are willing to accept the risks and price volatility of investing in companies located in foreign countries

Investment Objective

The Enhanced Tax Managed International Fund seeks total return on its assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Enhanced Tax Managed International Fund will invest in equity securities of more established companies located in developed foreign markets, which include most nations in western Europe, Australia and the more developed nations in Asia and the Far East. While the Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis, it reserves the right to do so at its discretion.

The Adviser selects investments for the Fund by using a highly disciplined, quantitative investment approach designed to create an investment portfolio that attempts to track the performance of the MSCI EAFE Index*, before fees. The Adviser seeks to enhance the performance of the portfolio by increasing exposure to securities whose valuation is attractive at the time of purchase considering such factors as cash flow, forecast earnings, and other criteria which may change over time, by seeking to

*	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

minimize short-term capital gains through management of realized gains and losses, by lending securities, by equitizing cash, and through other opportunities which may arise as the securities included in the MSCI EAFE Index change and international markets develop.

In attempting to minimize short-term capital gains, the Adviser may employ one or more of the following tax management strategies: (1) maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce short-term capital gains distributions made by the Fund; (2) in order to minimize taxable dividends, investing principally in stocks which pay relatively low (or no) dividends; (3) selling securities expected to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize; and (4) when selling a security, selling, in most cases, the shares with the higher cost basis first.

In assessing the expected return and risk of securities, the Adviser may consider other factors including price, book value, earnings, price to earnings, revenue growth, earnings growth, economic conditions and additional factors at its discretion which are subject to change from time to time.

The MSCI EAFE Index currently includes about 1000 stocks representing 21 developed countries. The Adviser will seek to create a portfolio consisting of approximately 300-400 stocks that represent a subset of the MSCI EAFE by using quantitative models and analysis. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry.

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Principal Risks

Since it purchases equity securities, the Enhanced Tax Managed International Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Unlike the way in which most mutual funds are managed, consideration of federal income tax consequences plays an integral role in the Adviser’s investment decision making process. The Adviser’s tax management strategies may cause the Fund to generate lower pre-tax returns than international funds that are not tax-managed. The Fund, therefore, may not be suitable for tax-exempt or tax-deferred accounts (e.g., IRAs) or for investors who are not sensitive to the federal tax consequences of their investment. There can be no assurance that the Fund’s tax management strategies will be successful and that the Fund’s after-tax returns will be better than those of an international fund that is not tax-managed. In the Adviser’s discretion, the Fund may sell portfolio holdings at any time and, as a result, in any given year the Fund may realize significant capital gains. The Fund may realize unintended capital gains in order to meet increased shareholder redemptions. Tax law changes may limit the effectiveness of the Adviser’s tax management strategies.

In addition, because of your particular circumstances, there can be no assurance that your after-tax returns from this Fund will be better than those you would earn from an investment in an international fund that is not tax-managed. The Fund may be more volatile than international funds that are not tax-managed because the Fund may have a longer time horizon for investments than such other funds. In addition, a high percentage of the Fund’s net asset value may be represented by unrealized capital gains which could pose to be a potentially significant future tax liability to shareholders.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The Shares class of the Fund has not yet commenced operations. Performance history will be available for the Shares class of the Fund after it has been in operation for one calendar year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

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Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.70%	**
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.35%
Less Fee Waivers	(0.20)%	***
Net Annual Fund Operating Expenses	1.15%	***

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	Percentages based upon estimated amounts for the current fiscal year.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the Fund’s current fiscal year. For more information, see “Distribution of Fund Shares.”
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.15%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$117	$408

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More Information About Risks

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. If the Fund invests in non-investment grade fixed income securities or emerging country issuers the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchase and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Timing

While the Fund has a policy that discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing can be disruptive to the Fund’s portfolio management and may increase transaction costs incurred by the Fund.

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Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund’s Statement of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by the Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of the Fund prepares such research, the Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The advisory fee payable to the Adviser, before waivers, is 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees to keep the Fund’s net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year.

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Portfolio Managers

All investment decisions for the Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Fund.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

9

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.

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Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in the Fund. Your subsequent investments must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program, (ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor’s investment subject to the plan accounts, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more

11

than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares of the Fund exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Fund is permitted to pay a fee of up to 0.25% of its average daily net assets to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

The Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net

12

asset value of the Fund’s outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets continuously.

To the extent allowable under NASD rules, the Fund’s distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

The Fund distributes dividends from its income quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries. If the Fund holds more than 50 percent of its assets in foreign securities, it may qualify to make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction. The Fund expects to hold sufficient foreign securities to qualify to make this election and may make the election.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States

13

federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund’s Statement of Additional Information.

Financial Highlights

Performance information is not presented for the Fund since it has no operating history.

14

Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 30, 2004, includes detailed information about the Shares class of the Enhanced Tax Managed International Fund of Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To Obtain an SAI or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust’s Investment Company Act registration number is 811-8490.

PROEITA0903

Excelsior Institutional Shares

Prospectus

July 29, 2004

Excelsior Funds Trust

Enhanced Tax Managed International Fund

Investment Adviser

United States Trust Company of New York

U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Enhanced Tax Managed International Fund (the “Fund”) that you should know before investing. The Fund offers another class of shares: Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Fund. For more detailed information about the Fund, please see:

Introduction — Risk/Return

Information Common to the Fund

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy:

The Adviser manages the Fund’s investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value:

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth:

This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes:

To complete the Adviser’s investment philosophy in managing the Funds, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

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Enhanced Tax Managed International Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation and income

Investment Focus  Foreign equity securities

Share Price Volatility  High

Principal Investment Strategy  Invests in a diversified portfolio of equity securities of issuers in developed foreign countries, specifically, western Europe, Australia, certain Asian and Far Eastern markets

Investor Profile  Investors seeking long-term capital appreciation, who are willing to accept the risks and price volatility of investing in companies located in foreign countries

Investment Objective

The Enhanced Tax Managed International Fund seeks total return on its assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Enhanced Tax Managed International Fund will invest in equity securities of more established companies located in developed foreign markets, which include most nations in western Europe, Australia and the more developed nations in Asia and the Far East. While the Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis, it reserves the right to do so at its discretion.

The Adviser selects investments for the Fund by using a highly disciplined, quantitative investment approach designed to create an investment portfolio that attempts to track the performance of the MSCI EAFE Index*, before fees. The Adviser seeks to enhance the performance of the portfolio by increasing exposure to securities whose valuation is attractive at the time of purchase considering such factors as cash flow, forecast earnings, and other criteria which may change over time, by seeking to minimize short-term capital gains through management of realized gains and losses, by lending securities, by

*	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

equitizing cash, and through other opportunities which may arise as the securities included in the MSCI EAFE Index change and international markets develop.

In attempting to minimize short-term capital gains, the Adviser may employ one or more of the following tax management strategies: (1) maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce short-term capital gains distributions made by the Fund; (2) in order to minimize taxable dividends, investing principally in stocks which pay relatively low (or no) dividends; (3) selling securities expected to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize; and (4) when selling a security, selling, in most cases, the shares with the higher cost basis first. In assessing the expected return and risk of securities, the Adviser may consider other factors including price, book value, earnings, price to earnings, revenue growth, earnings growth, economic conditions and additional factors at its discretion which are subject to change from time to time.

The MSCI EAFE Index currently includes about 1000 stocks representing 21 developed countries. The Adviser will seek to create a portfolio consisting of approximately 300-400 stocks that represent a subset of the MSCI EAFE by using quantitative models and analysis. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry.

Principal Risks

Since it purchases equity securities, the Enhanced Tax Managed International Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate

4

substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Unlike the way in which most mutual funds are managed, consideration of federal income tax consequences plays an integral role in the Adviser’s investment decision making process. The Adviser’s tax management strategies may cause the Fund to generate lower pre-tax returns than international funds that are not tax-managed. The Fund, therefore, may not be suitable for tax-exempt or tax-deferred accounts (e.g., IRAs) or for investors who are not sensitive to the federal tax consequences of their investment. There can be no assurance that the Fund’s tax management strategies will be successful and that the Fund’s after-tax returns will be better than those of an international fund that is not tax-managed. In the Adviser’s discretion, the Fund may sell portfolio holdings at any time and, as a result, in any given year the Fund may realize significant capital gains. The Fund may realize unintended capital gains in order to meet increased shareholder redemptions. Tax law changes may limit the effectiveness of the Adviser’s tax management strategies.

In addition, because of your particular circumstances, there can be no assurance that your after-tax returns from this Fund will be better than those you would earn from an investment in an international fund that is not tax-managed. The Fund may be more volatile than international funds that are not tax-managed because the Fund may have a longer time horizon for investments than such other funds. In addition, a high percentage of the Fund’s net asset value may be represented by unrealized capital gains which could pose to be a potentially significant future tax liability to shareholders.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

Institutional Shares of the Fund have not yet commenced operations. Performance history will be available for the Institutional Shares class of the Fund after it has been in operation for one calendar year.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.50%	**
Total Annual Fund Operating Expenses	1.15%
Less Fee Waivers	(0.25)%	***
Net Annual Fund Operating Expenses	0.90%	***

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	Percentages based upon estimated amounts for the current fiscal year.
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.90%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year, 2005. For more information see “Investment Adviser.”

5

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$92	$341

More Information About Risks

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled

6

promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. If the Fund invests in non-investment grade fixed income securities or emerging country issuers the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchase and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Market Timing

While the Fund has a policy that discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing can be disruptive to the Fund’s portfolio management and may increase transaction costs incurred by the Fund.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund’s Statement of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth manage -

7

ment for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by this Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The advisory fee payable to the Adviser, before waivers, is 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees to keep the Fund’s net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year.

Portfolio Managers

All investment decisions for the Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to

8

the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Fund.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser may determine, at its discretion, that other accounts qualify for investment in the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and

9

programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

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The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program, (ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor’s investment subject to the plan accounts, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund’s Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust, or for Institutional Shares of the Money or Value and Restructuring Funds of Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares of the Fund exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and ex -

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change requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Fund is permitted to pay a fee of up to 0.25% of the average daily net assets of the Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

To the extent allowable under NASD rules the Fund’s distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

The Fund distributes dividends from its income as follows: Declared and Paid Quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries. If the Fund holds more than 50 percent of its assets in foreign securities, it may qualify to make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction. The Fund expects to hold sufficient foreign investments to qualify to make this election and may make this election.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

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Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund’s Statement of Additional Information.

Financial Highlights

Performance information is not presented for the Fund since it has no operating history.

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Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 29, 2004, includes detailed information about the Institutional Shares class of the Enhanced Tax Managed International Fund of Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To Obtain an SAI or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust’s Investment Company Act registration number is 811-8490.

PROINSTA0903

EXCELSIOR FUNDS TRUST

Equity Fund

Mid Cap Value Fund

Optimum Growth Fund

International Equity Fund

Income Fund

Total Return Bond Fund

High Yield Fund

Enhanced Tax Managed International Fund

Equity Income Fund

Equity Core Fund

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2004

This Statement of Additional Information pertains to the Shares (“Retail Shares”) and Institutional Shares (“Institutional Shares”) (together with Retail Shares, “Shares”), as applicable, of the Equity, Mid Cap Value, Optimum Growth, International Equity, Income, Total Return Bond, High Yield, Enhanced Tax Managed International, Equity Income and Equity Core Funds (each, a “Fund” and collectively, the “Funds”) of Excelsior Funds Trust. This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Funds dated July 29, 2004 (the “Prospectuses”). Copies of the Prospectuses may be obtained by writing Excelsior Funds Trust c/o SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares). Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of Ernst & Young LLP, independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2004 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares).

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CLASSIFICATION AND HISTORY

Excelsior Funds Trust (the “Trust”) is an open-end, management investment company. Each Fund is a separate series of the Trust and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a business trust under the laws of the State of Delaware on April 27, 1994.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without shareholder approval. The Shareholders for the Enhanced Tax Managed International, Equity Income and Equity Core Funds will, however, be given 60 days notice of any change in investment objective. Except as expressly noted below, each Fund’s investment policies also may be changed without shareholder approval.

Additional Investment Policies

Equity, Mid Cap Value and Optimum Growth Funds

Under normal market and economic conditions, the Optimum Growth Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Under normal circumstances, the Equity Fund will invest at least 80% of its net assets in common stock, preferred stock and securities convertible into common stock. Under normal circumstances, the Mid Cap Value Fund will invest at least 80% of its net assets in the common stock, preferred stock and securities convertible into common stock of medium-size companies. Normally, not more than 20% (35% with respect to the Optimum Growth Fund) of each Fund’s total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. The Funds may hold cash or invest without limitation in U.S. government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by the Adviser for temporary defensive purposes.

Portfolio holdings will include equity securities of companies having capitalizations of varying amounts, and the Funds may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. The equity securities of small companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of a Fund’s shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

The Equity, Mid Cap Value and Optimum Growth Funds may invest directly or indirectly in the securities of foreign issuers. The Funds currently do not expect to invest more than 30% of their respective total assets at the time of purchase in such securities.

Income, Total Return Bond and High Yield Funds

The Income, Total Return Bond and High Yield Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, notes and commercial paper; convertible and non-convertible corporate debt obligations; custodial receipts; mortgage and other asset-backed securities; preferred stocks; and obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. The Funds are also permitted to enter into repurchase agreements, and may from time to time invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which is, in the opinion of bond counsel to the issuer, exempt from federal income tax (“Municipal Obligations”). The Adviser will consider investments in Municipal Obligations for the Funds when the Adviser believes that the total return on such securities is attractive relative to that of taxable securities.

Under normal market conditions, at least 65% of the Income Fund’s total assets will be invested in investment-grade bonds that are rated within the three highest ratings of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”) (or are unrated obligations considered to be of comparable credit quality by the Adviser). Under normal circumstances, at least 80% of the Total Return Bond Fund’s net assets will be invested in investment-grade bonds that are rated within the three highest ratings of Moody’s or S&P. “Investment-grade bonds” are bonds and other debt instruments that are rated within the four highest ratings of Moody’s or S&P (or are unrated obligations considered to be of investment grade by the Adviser) and U.S. government obligations and money market instruments of the types described below. The High Yield Fund will invest at least 80% of its net assets in high yield, fixed-income securities rated at the time of investment below investment-grade by Moody’s or S&P under normal circumstances. In addition, the Income Fund may invest up to 35% of its total assets, and the Total Return Bond Fund may invest up to 5% of its total assets, in bonds rated below investment grade. “Non-investment grade securities” are securities that are rated below the four highest ratings of Moody’s or S&P (or are unrated obligations considered to be of comparable quality by the Adviser). Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund’s net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, the Fund’s trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

The Income and Total Return Bond Funds may invest up to 25% and 20%, respectively, of their total assets in (a) preferred stocks and (b) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. The Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

The High Yield Fund may invest up to 25% of its total assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

International Equity Fund

Under normal market and economic conditions, the International Equity Fund will invest at least 80% of its net assets in foreign equity securities. Foreign equity securities may include common stock, preferred stock, securities convertible into common or preferred stock and warrants issued by companies domiciled outside of the United States and shares of U.S. registered investment companies that invest primarily in foreign securities. While there are no prescribed limits on geographic distributions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. For cash management purposes, the Fund may invest up to 20% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities. Under unusual economic and market conditions, the Fund may restrict the securities markets in which its assets are invested and may invest without limitation in any combination of high quality domestic or foreign money market instruments.

Convertible debt securities purchased by the Fund will be rated investment grade by Moody’s or S&P if such a rating is available. To be deemed investment grade, debt securities must carry a rating of at least “Baa” from Moody’s or “BBB” from S&P. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated investment grade by the Adviser under the supervision of the Board of Trustees of the Trust. With respect to securities rated “Baa” by Moody’s or “BBB” by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund will sell in an orderly fashion as soon as possible any debt securities it holds if they are downgraded below “Baa” by Moody’s or “BBB” by S&P. The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund’s portfolio transactions will be effected in the primary trading market for the given security.

The countries in which the Fund may invest include but are not limited to: Japan, France, the United Kingdom, Germany, Italy, the Netherlands, Switzerland, Singapore, Australia, Canada, Sweden, Ireland, Hong Kong, Thailand, Spain, Portugal, Israel, Chile, Argentina and Hungary.

Enhanced Tax Managed International Fund

Under normal circumstances, the Enhanced Tax Managed International Fund will invest most of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe, Australia and the more developed nations in Asia and the Far East. While the Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis, it reserves the right to do so at its discretion. While there are no prescribed limits on geographic distributions, the Fund normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. For cash management purposes, the Fund may invest up to 20% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities.

Convertible debt securities purchased by the Fund will be rated investment grade by Moody’s or S&P if such a rating is available. To be deemed investment grade, debt securities must carry a rating of at least “Baa” from Moody’s or “BBB” from S&P. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated investment grade by the Adviser under the supervision of the Board of Trustees of the Trust. With respect to securities rated “Baa” by Moody’s or “BBB” by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Fund will sell in an orderly fashion as soon as possible any debt securities it holds if they are downgraded below “Baa” by Moody’s or “BBB” by S&P. The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund’s portfolio transactions will be effected in the primary trading market for the given security.

The countries in which the Fund may invest, include but are not limited to: Argentina, Australia, Austria, Belgium, Canada, Chile, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Ireland, Israel, Italy, Japan, Korea, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

Equity Income Fund

Under normal circumstances, the Equity Income Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in common stocks, preferreds, convertibles, REITs, and MLPs of U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

Portfolio holdings will include equity securities of companies having capitalizations of varying amounts. The equity securities of medium and smaller capitalization companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of the Fund’s shares, and the Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

The Equity Income Fund may invest directly or indirectly in the securities of foreign issuers. The Fund currently does not expect to invest more than 10% of its respective total assets at the time of purchase in such securities.

Equity Core Fund

Under normal circumstances, the Equity Core Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. Companies. These equity securities include common stocks and securities convertible into common stock of U.S. Companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

Portfolio holdings will include equity securities of companies having capitalizations of varying amounts. The equity securities of medium and smaller capitalization companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of the Fund’s shares, and the Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Temporary Investments

During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. A Fund’s temporary investments may include investments in U.S. Government Securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Additional Investment Policies (the following additional investment policies are not principal investment policies of the Funds)

The Equity Core Fund may invest directly or indirectly in the securities of foreign issuers, however, the Fund will not invest 20% or more of its total assets at the time of purchase in such securities.

ADRs, EDRs and GDRs

Each Fund may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Asset-Backed Securities

If permitted by its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Borrowing and Reverse Repurchase Agreements

Each Fund may borrow funds (including through the purchase of reverse repurchase agreement as described below), in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Securities and Exchange Commission (the “SEC”) views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Common and Preferred Stock, Warrants and Rights

The High Yield Fund may invest in common and preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

The High Yield and Total Return Bond Funds may hold equity securities as a result of defaulted securities.

Derivative Contracts and Securities

The term “derivative” has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as “derivatives.” The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of a Fund’s total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

Forward Foreign Currency Exchange Contracts

In accordance with their respective investment objectives and policies, the Funds may buy and sell securities (and receive interest, dividends and sale proceeds) in currencies other than the U.S. dollar. Therefore, the Funds may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of a Fund’s spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Foreign currency exchange transactions in emerging markets are subject to a greater risk of default than transactions in non-emerging countries or U.S. companies or the U.S. Government.

Futures Contracts and Related Options

Each Fund may invest in futures contracts and options thereon. They may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund’s securities investments. The Funds will engage in futures transactions only to the extent permitted by the CFTC and the SEC. When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund’s total assets may be hedged.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the

Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge.

Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See Appendix B for further discussion of futures contracts and options.

Gold Bullion

The International Equity Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Fund at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Trust’s Board of Trustees to best reflect its fair value. For purpose of determining net asset value, gold held by the Fund will be valued in U.S. dollars. Investments in gold will not produce dividends or interest income, and the Fund can look only to price appreciation for a return on such investments.

Guaranteed Investment Contracts

Except for the High Yield Fund, each Fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are deemed illiquid, will not exceed 15% of the Fund’s net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund, other than the High Yield Fund, intends to invest 5% or less of its respective net assets in GICs during the current year.

Illiquid Securities

Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Each Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees of the Trust. The Trustees will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

The Adviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the Trust’s Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Company Securities

Each Fund may invest in securities issued by other investment companies that invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

The Funds may invest in SPDRs. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

Each Fund may also purchase iShares MSCI Index Funds issued by iShares, Inc.(SM) (“iShares(SM)”) and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares(SM) can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares(SM) of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund’s assets across a broader range of equity securities.

iShares(SM) are listed on the AMEX, and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.

In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected, and the Fund’s ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares(SM) or other “country funds” as part of its investment strategy.

Mortgage Pass-Throughs and Collateralized Mortgage Obligations

The Income, Total Return Bond and High Yield Funds may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet each Fund’s selection criteria and are investment grade or of comparable quality (collectively, “Mortgage Securities”). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

Mortgage Securities may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During periods of declining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Funds will be forced to reinvest the unanticipated payments at generally lower interest rates. When interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Funds derive from mortgage-backed securities is reduced. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

Municipal Obligations

The Income, Total Return Bond and High Yield Funds may, when deemed appropriate by the Adviser in light of the Funds’ investment objectives, invest in Municipal Obligations. Although yields on Municipal Obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the Income, Total Return Bond and High Yield Funds that are derived from interest on municipal securities would be taxable to the Funds’ shareholders for federal income tax purposes.

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations which may be held by each Fund are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

Each Fund’s portfolios may also include “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund - the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by each Fund.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general market conditions, the financial condition of the issuer, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations (“NRSROs”) such as Moody’s and S&P described in Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

The payment of principal and interest on most Municipal Obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate “issuer” as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Master Limited Partnerships (“MLPs”)

Each Fund may invest in publicly traded MLPs. MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs typically pay out most of their distributable cash flow to unit holders. Distributable cash flow is calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements.

The MLPs the Funds may purchase are comprised of a general partner (the GP) and multiple limited partners (LP holders). The general partner is responsible for the operations and the maintenance of the partnership’s businesses, while the limited partners assume economic risk up their level of investment. The general partner typically as a 1% to 2% stake in the MLP and typically can extract a higher percentage of the partnership’s take as the MLP’s distributions increase. This serves as an incentive to the general partner for growing the partnership’s distributions.

Generally speaking, Master Limited Partnership investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Mortgage-Backed Securities

Each Fund may invest in Mortgage-Backed securities. Mortgage-Backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Options

Each Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation (“OCC”). Such purchases would be in an amount not exceeding 5% of each such Fund’s net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the OCC. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

Options on Futures Contracts

Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

Participation Interests

Except for the High Yield, Enhanced Tax Managed International, Equity Income and Equity Core Funds, each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund, other than the High Yield Fund, will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are deemed illiquid. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See “Investment Restrictions” below.

Portfolio Turnover Rate

Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. It is anticipated that the annual turnover rate for each Fund should not exceed 100%. A higher rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See “Taxation” below.

Preferred Stock, Warrants and Rights

Each Fund may invest in common and preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Rating Services

Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein is set forth in the Appendix to this Statement of Additional Information.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Funds’ investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs’ investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs’ investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs’ investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs’ investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Repurchase Agreements

Each Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described above under “Illiquid Securities.” The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Securities Lending

To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

Short Sales “Against the Box”

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position.

A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a non-fundamental operating policy, not more than 40% of a Fund’s total assets would be involved in short sales against the box.

Short-Term Instruments

Each Fund may invest in short-term income securities in accordance with its investment objective and policies. The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to satisfy redemption requests. In adverse market conditions and for temporary defensive purposes only, each Fund may temporarily invest its assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

The Funds may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the 1933 Act. The three types include open market, privately placed and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited. “Open market” commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. “Open market” paper’s 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers. “Privately placed” commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. “Privately placed” commercial paper has no maturity restriction and may be considered illiquid. See “Illiquid Securities” below. “Letter of credit” commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike “open market” and “privately placed” commercial paper, “letter of credit” paper has no limitations on purchases.

Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. A Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

The Funds will limit their short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of “high quality” as determined by a nationally recognized statistical rating organization (“NRSRO”) (e.g., rated P-1 by Moody’s or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the Adviser under the supervision of the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

Stand-By Commitments

The Income, Total Return Bond and High Yield Funds may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund’s net asset value.

Technology Securities

Each Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that each Fund invests in issuers conducting business in the technology market sector, each Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, each Fund’s investment in technology companies may subject it to more volatile price movements.

U.S. Government and Agency Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

When-Issued and Forward Transactions

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase “when-issued” securities ever exceed 25% of the value of its assets.

It is expected that “forward commitments” and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero Coupon Obligations

A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

Certain Other Obligations

In order to allow for investments in new instruments that may be created in the future, a Fund may invest in obligations other than those listed herein, provided such investments are consistent with such Fund’s investment objective, policies and restrictions.

INVESTMENT LIMITATIONS FOR THE EQUITY,

MIDCAP VALUE, OPTIMUM GROWTH, INTERNATIONAL EQUITY,

INCOME, TOTAL RETURN BOND AND HIGH YIELD FUNDS

The investment limitations enumerated in paragraphs (1) through (6) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. The investment limitations enumerated in paragraphs (7) through (15) are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Trust’s Board of Trustees without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy.

As a matter of fundamental policy, each Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Equity, Income, Total Return Bond, High Yield and International Equity Funds will not purchase securities while borrowings exceed 5% of their respective total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With respect to the Equity, Income, Total Return Bond, High Yield and International Equity Funds, none of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

Each Fund will not as a matter of operating policy:

(7) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(8) invest for the purpose of exercising control or management;

(9) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(10) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(11) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(12) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(13) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(14) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

With respect to the Equity, Mid Cap Value, International Equity, Total Return Bond and High Yield Funds, each Fund will not as a matter of operating policy:

(15) under normal circumstances, invest less than 80% of its net assets in the type of investment suggested by its name. In the event the Trustee’s vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to a Fund’s 80% investment policy.

As diversified portfolios, 75% of the assets of each Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Fund which may not be changed without shareholder approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 15, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

INVESTMENT LIMITATIONS FOR THE

ENHANCED TAX MANAGED INTERNATIONAL

AND EQUITY INCOME FUNDS

The investment limitations enumerated in paragraphs (1) through (6) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. The investment limitations enumerated in paragraphs (7) through (14) are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Trust’s Board of Trustees without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy.

As a matter of fundamental policy, each Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Each Fund will not purchase securities while borrowings exceed 5% of their respective total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

As diversified portfolios, 75% of the assets of each Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Fund which may not be changed without shareholder approval. For purposes of these policies and limitations, each Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

None of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

Each Fund will not as a matter of operating policy:

(7) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(8) invest for the purpose of exercising control or management;

(9) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(10) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(11) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(12) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(13) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(14) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation.

INVESTMENT LIMITATIONS FOR THE EQUITY CORE FUND

The investment limitations enumerated in paragraphs (1) through (6) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund’s outstanding shares. The investment limitations enumerated in paragraphs (7) through (14) are matters of operating policy. Investment limitations which are “operating policies” with respect to the Fund may be changed by the Trust’s Board of Trustees without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or the Fund, or (b) 67% or more of the shares of the Trust or the Fund present at a meeting if more than 50% of the outstanding shares of the Trust or the Fund are represented at the meeting in person or by proxy.

As a matter of fundamental policy, the Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except from banks as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), and except that the Fund may enter into reverse repurchase agreements and purchase when-issued securities. Notwithstanding the foregoing, the Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements or when-issued securities and may pledge its assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction. The Fund will not purchase securities while borrowings exceed 5% of their respective total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing under the 1940 Act or the rules and regulations thereunder.

As diversified portfolios, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Fund which may not be changed without shareholder approval.

None of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

The Fund will not as a matter of operating policy:

(7) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(8) invest for the purpose of exercising control or management;

(9) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(10) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(11) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(12) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(13) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent 10% or more of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(14) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation. However, with respect to repurchase agreements, borrowings and illiquid securities, changes in the percentages of such securities after the time of investment will be continually monitored and assessed to ensure the Fund’s compliance with said limitations.

PORTFOLIO TRANSACTIONS

Subject to the general control of the Trust’s Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds.

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Fund may engage in short-term trading to achieve its investment objective(s). It is anticipated that the annual turnover rate for the Equity Fund should not exceed 100%. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Income Fund’s, Total Return Bond Fund’s and High Yield Fund’s turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies; however, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net asset value of either Fund. Each Fund’s portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if the Adviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund’s investment objective.

A Fund’s purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Income Fund’s, Total Return Bond Fund’s and High Yield Fund’s portfolio securities will usually be principal transactions without brokerage commissions. In certain foreign countries, debt securities in which the High Yield Fund may invest are traded on exchanges at fixed commission rates. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

Allocations of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

The Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Trust’s Board of Trustees, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

During the fiscal year ended March 31, 2004, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

Fund	Amount of Transactions	Related Commission
Equity Fund	$	$
International Equity Fund	$	$
Optimum Growth (Retail)	$	$
Mid Cap Value (Retail)	$	$
Equity Income Fund (Retail)	$	$

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or any of its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Funds paid brokerage commissions as follows:

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commission Paid to UST Securities Corp.[1]	% of Total Amount of Transaction on which Commissions were Paid to UST Securities Corp.[1]
Fiscal year ended March 31, 2004:
Equity Fund	$72,606	$0	0	0
Mid Cap Value Fund	$269,025	$0	0	0
Optimum Growth Fund	$76,702	$0	0	0
International Equity Fund	$111,729	$0	0	0
Equity Income Fund	$148,232	$0	0	0

Fiscal year ended March 31, 2003:
Equity Fund	$76,320	$0	0	0
Mid Cap Value Fund	$295,743	$0	0	0
Optimum Growth Fund	$55,677	$0	0	0
International Equity Fund	$169,379	$0	0	0

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	% of Total Commission Paid to UST Securities Corp.[1]	% of Total Amount of Transaction on which Commissions were Paid to UST Securities Corp.[1]
Fiscal year ended March 31, 2002:
Equity Fund	$109,854	$0	0	0
Mid Cap Value Fund	$143,175	$0	0	0
Optimum Growth Fund	$41,705	$0	0	0
International Equity Fund	$182,350	$0	0	0

[1]	UST Securities Corp. is an affiliate of the Adviser.

The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2004, the following Funds held the following securities of the Trust’s regular brokers or dealers or their parents: Equity Fund: shares of common stock issued by Goldman, Sachs & Company with a principal amount of $2,495,000, shares of common stock issued by Lehman Brothers Inc. with a principal amount of $1,315,000 and shares of common stock of U.S. Bancorp Piper Jaffray Inc. with a principal amount of $1,099,000; Mid Cap Value Fund: shares of common stock issued by Lehman Brothers Inc. with a principal amount of $6,630,000; Optimum Growth Fund: shares of common stock issued by Lehman Brothers Inc. with a principal amount of $779,000; Income Fund: asset backed securities issued by Credit Suisse First Boston LLC with a principal amount of $3,032,000, asset backed securities issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $2,824,000, asset backed securities issued by Merrill Lynch, Inc. with a principal amount of $2,707,000, asset backed securities issued by Salomon Smith Barney Inc. with a principal amount of 2,493,000, asset backed securities issued by J.P. Morgan Chase Bank with a principal amount of $1,509,000, asset backed securities issued by Goldman, Sachs & Company with a principal amount of $1,259,000, and asset backed securities issued by Lehman Brothers Inc. with a principal amount of $622,000; Total Return Bond Fund: corporate bonds issued by Salomon Smith Barney Inc. with a principal amount of $5,765,000, corporate bonds issued by Lehman Brothers, Inc. with a principal amount of $3,835,000, corporate bonds issued by J.P. Morgan Chase Bank with principal amounts of $1,931,000, corporate bonds issued by Goldman Sachs & Company with a principal amount of $1,659,000, and corporate bonds issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $1,109,000; and Equity Income Fund: shares of common stock issued by U.S. Bancorp Piper Jaffray Inc. with a principal amount of $1,872,000 and shares of common stock issued by Morgan Stanley Dean Witter, Inc. with a principal amount of $1,820,000.

PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value of the Institutional Shares and Retail Shares of a Fund each day the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). As a result, each Fund will normally determine its net asset value every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Daily determinations of net asset value for each Fund are made at the close of regular trading hours on the NYSE, currently 4:00 p.m. (Eastern time), and are calculated separately for each class of Shares by dividing the total assets of a Fund that are allocated to a particular class of Shares less all of its liabilities charged to that class, by the total number of Shares of the class that are outstanding at the time the determination is made. As discussed below, purchases, exchanges and redemptions will be effected at the net asset value per share next computed after a request is received in good order.

Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in such Funds for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

Securities of the Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guidance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circumstances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees of the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund’s Shares. The administrators have undertaken to price the securities held by the Funds, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be reviewed by the Adviser and the administrators under the general supervision of the Board of Trustees of the Trust.

A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust’s Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor. Shares are continuously offered for sale by Edgewood Services, Inc. (the “Distributor”), a registered broker-dealer and the Trust’s sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to devote its best efforts to effect the sale of Shares, but is not obligated to sell any certain number of Shares.

At various times the Distributor may implement programs under which a dealer’s sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers’ assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

Retail Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase request is received in good order by the Trust’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors or to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

Institutional Shares of the Funds may be purchased directly only by qualified institutional investors (“Institutional Investors”). Institutional Investors include clients of United States Trust Company of New York and its affiliates and certain qualified retirement accounts (as discussed in the Prospectus). Retail Shares of the Mid Cap Value, Optimum Growth, High Yield, Enhanced Tax Managed International, Equity Income and Equity Core Funds may be purchased directly by individuals (“Direct Investors”) or by Institutional Investors (collectively with Direct Investors, “Investors”). Retail Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Trust.

A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See “Shareholder Organizations.”

Redemption Procedures

Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Trust, although Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. In addition, certain redemptions of Shares of the International Equity Fund and Enhanced Tax Managed International Fund are subject to a 2.00% redemption fee. See the International Equity Fund’s and Enhanced Tax Managed International Fund’s Prospectuses for further details. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

As discussed in the Prospectuses, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

BFDS may require additional supporting documents for redemptions. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 881-9358 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Investor’s account at any commercial bank in the United States. Institutional Investors may also redeem Shares by instructing BFDS by telephone at (800) 881-9358 or by terminal access.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors may be required to redeem Shares in a Fund after 60 days’ written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

The Trust reserves the right to honor any request for redemption or repurchase of a Fund’s Shares by making payment in whole or in part in securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.

Under certain circumstances, the Trust may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns Retail Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(1)	A fixed-dollar withdrawal;

(2)	A fixed-share withdrawal;

(3)	A fixed-percentage withdrawal (based on the current value of the account); or

(4)	A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Retail Shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional Retail Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Retail Shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Retail Shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

Investors and Customers of Shareholder Organizations may exchange Retail Shares having a value of at least $500 for Retail Shares of certain portfolios of the Trust or for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. Institutional Shares may be exchanged for Institutional Shares of certain portfolios of the Trust or Excelsior Funds, Inc. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Trust. However, certain exchanges are subject to a 2.00% redemption fee. See “Redemption Procedures.” In order to protect other Shareholders, exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York (“U.S. Trust New York”):

•	IRAs (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

RULE 12b-1 DISTRIBUTION PLAN

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the “Distribution Plan”) which permits the Retail Shares to bear certain expenses in connection with the distribution of such Shares. As required by Rule 12b-1, the Funds’ Distribution Plan and related distribution agreement have been approved, and are subject to annual approval, by a majority of the Trust’s Board of Trustees, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreement. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Funds’ case, the Distributor) provide for the Trustees’ review of quarterly reports on the amounts expended and the purposes for the expenditures.

Under the Distribution Plan, the Retail Shares may compensate the Distributor monthly for its services which are intended to result in the sale of Retail Shares. The compensation may not exceed the annual rate of 0.25% of the average daily net asset value of each Fund’s outstanding Retail Shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions (“Distribution Organizations”) for distribution assistance (including sales incentives).

Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

Any material amendment to the Trust’s arrangements with Distribution Organizations must be approved by a majority of the Trust’s Board of Trustees (including a majority of the disinterested Trustees). Any change in the Distribution Plan that would materially increase the distribution expenses of Retail Shares requires approval by holders of those Shares, but otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the disinterested Trustees. So long as the Distribution Plan is in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested Trustees.

The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the Trustees who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Trustees. The Distribution Plan and related agreement may be terminated as to a particular Fund by a vote of a majority of the Trust’s disinterested Trustees or by vote of the holders of a majority of the Retail Shares of the Fund.

No amounts were paid pursuant to the Distribution Plan during the fiscal year ended March 31, 2004.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. The Trustees and executive officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, James Bailey is the only trustee deemed to be an “interested person” of the Trust as defined in the 1940 Act.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS

INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Trustee/ Chairman of the Board	Since 1997	Retired. Chairman of the Boards (since 1997) and President, Treasurer and Director (from 1995 to ) of Excelsior Fund and Excelsior Tax-Exempt Fund; Chairman of the Board (since 1997), President, Treasurer and Trustee (from 1995 to ) of Excelsior Funds Trust;	32	None.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
			Vice Chairman of U.S. Trust Corporation and U.S. Trust Company of New York (from February 1990 until September 1995); and Chairman, U.S. Trust Company (from March 1993 to May 1997).

Rodman L. Drake Age: 61	Trustee	Since 1994	Director of Excelsior Fund and Excelsior Tax-Exempt Fund (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001); President, Mandrake Group (investment and consulting firm) (1994-1997).	32	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Animal Medical Center of New York (non-profit) (since 2002); Director, Jackson Hewitt Inc. (from June 2004-present).

Mel Hall 316 Chesapeake Drive Great Falls, VA 22066 Age: 59	Trustee	Since 2000	Director of Excelsior Fund and Excelsior Tax-Exempt Fund (since July 2000); Trustee of Excelsior Funds Trust (since July 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	32	Chairman, Comprehensive Health Services, Inc. (since 1991).

Roger M. Lynch 40 Gem Island Drive Johns Island Club Vero Beach, FL 32963 Age: 64	Trustee	Since 2001	Retired; Director of Excelsior Fund and Excelsior Tax-Exempt Fund and Trustee of Excelsior Funds Trust (since September 2001); President, Corporate Asset Funding Co., Inc. (asset securitization (from 1987 to 1999); General Partner (from 1980 to 1986) and Limited Partner (from 1986 to 1999), Goldman Sachs & Co.; Chairman, Goldman Sachs Money Markets, Inc. (from 1982 to 1986).	32	Trustee, Fairfield University (since 1996); Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Jonathan Piel Age: 65	Trustee	Since 1994	Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994); Retired, 1994 as The Editor, Scientific American and Vice President, Scientific American, Inc.	32	Director, Stone Age Foundation; and Master of Professional Studies, Interactive Telecommunications Program, Tisch School of the Arts, New York University; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (since 2004).

INTERESTED BOARD MEMBER AND OFFICER(5)
James L. Bailey 114 West 47th Street New York, NY 10036	Trustee and President	Since February	Executive Vice President of U.S. Trust Corporation and U.S. Trust New York (since January 2003); President, Excelsior Fund, Excelsior Tax-Exempt Fund and	32	N/A

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Age: 59		2004	Excelsior Funds Trust (since May 2003); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (1992 to August 2000).

OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	Executive Vice President	Since February 2004	Managing Director U.S. Trust Company and Chief Operating Officer of Investment Products (since 2003); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director U.S. Trust Company (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (1998 to 2002); Chief Investment Officer, Partners Healthcare System (affiliate of Harvard Medical School) (from 1994 to 1997).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company (since 2004); Chief Financial Officer, AMIC Distribution Partners (2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (1993 to 2000).	N/A	N/A

Frank Bruno 225 High Ridge Road Stamford, CT 06905 Age: 44	Vice President and Assistant Treasurer	Since 2001	Vice President, U.S. Trust Company, N.A. (since 1994); Vice President and Assistant Treasurer, Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (since February 2001).	N/A	N/A

Joseph Leung 225 High Ridge Road Stamford, CT 06905 Age: 38	Vice President and Assistant Treasurer	Since May 2003	Vice President, U.S. Trust Company, N.A. (since March 2003); Vice President and Assistant Treasurer, Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (since May 2003); Vice President of Merrill Lynch & Co. (from 2000 to 2002); Treasurer, Vice President and Chief Accounting Officer of Midas Funds, Bexil Fund, Tuxis Fund, Global Income Fund and Winmill & Co. Incorporated (from 1995 to 2000).	N/A	N/A

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Alexandra Poe 114 West 47th Street New York, NY 10036 Age:	Secretary and Chief Legal Officer	Since May 2004		N/A	N/A

Lee Wilcox 1 Freedom Valley Drive P.O. Box 1100 Oaks, PA 19456 Age: 42	Assistant Treasurer	Since June 2002	Employed by SEI Investments since June 2002. Director of Fund Accounting, SEI Investments since June 2002. Senior Operations Manager of Deutsche Bank Global Fund Services (2000-2002), PricewaterhouseCoopers LLP (1995-2000), United States Army (1982-1992).	N/A	N/A

Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 Age: 36	Assistant Treasurer	Since 2001	Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at Dechert, Price & Rhoads (1997-1999). Associate at Richter, Miller and Finn (1993-1997).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age:	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001)	N/A	N/A

(1)	Each independent trustee may be contacted by writing to Excelsior Funds Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456.
(2)	Each trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of July 29, 2004, the Excelsior Funds Complex consisted of 32 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Trust is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

The Board has an Audit Committee that meets annually to review the Trust’s financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2004.

The Trust’s Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Trust’s Board in the event a position is vacated or created. The Nominating Committee met one time during the Trust’s fiscal year ended March 31, 2004. The Nominating Committee will consider nominees recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust.

Effective September 5, 2001, each director receives an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred for attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. The Trustees may hold various other directorships unrelated to the Funds. The employees of U.S. Trust Company, N.A. and SEI do not receive any compensation from the Trust for acting as officers of the Trust.

The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2003.1

Name of Director	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies

Disinterested Directors

Frederick S. Wonham	Mid Cap Value Fund High Yield Fund	over $100,000 over $100,000	over $100,000

Rodman L. Drake	None		$1 – 10,000

Morrill Melton Hall, Jr.	Mid Cap Value Fund	$1 – 10,000	$10,000 – 50,000

1 Fund Complex Means the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Roger M. Lynch	None	None
Jonathan Piel	None	None
Interested Director
James L. Baliey	None	over $100,000

As of July 29, 2003, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund, and less than 1% of the outstanding shares of all Funds in the aggregate.

The following chart provides certain information about fees received by the Trustees in the most recently completed fiscal year.

	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex* Paid to Trustees
Frederick S. Wonham	$15,500	None	None	$80,500	(3)**
Rodman L. Drake	$13,500	None	None	$73,000	(3)**
Jonathan Piel	$12,000	None	None	$69,500	(3)**
Mel Hall	$11,000	None	None	$69,500	(3)**
Roger M. Lynch	$13,000	None	None	$70,500	(3)**
James L. Bailey	$0	None	None	$0	(3)**

* The “Fund Complex” consists of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

** Number of investment companies in the Fund Complex for which trustee served as director or trustee.

The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Advisory Services

United States Trust Company of New York and U.S. Trust Company, N.A. (together, “U.S. Trust” or the “Adviser”) serve as co-investment advisers to the Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. United States Trust Company of New York and U.S. Trust Company, N.A. provide investment advisory services through their respective registered investment advisory divisions, U.S. Trust – New York Fund Advisors Division and U.S. Trust Company, N.A. Asset Management Division. In the Trust’s Investment Advisory Agreements (the “Advisory Agreements”), the Adviser has agreed to provide the services in the Prospectuses.

The Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, most recently approved the Advisory Agreement for the Equity, Mid Cap Value, Optimum Growth, Income, Total Return Bond and High Yield Funds and the Advisory Agreement for the International Equity Fund for an additional one-year period on July 31, 2003. Amendment No. 2 to the multi fund Advisory Agreement to include the Enhanced Tax Managed International and Equity Income Funds was approved by the Board on July 31, 2003, and Amendment No. 3 to the multi fund Advisory Agreement to include the Equity Core Fund was approved by the Board on November 14, 2003.

In connection with the approvals for the pre-existing Funds, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser’s services provided to each Fund and the Adviser’s experience and qualifications. The trustees considered, in particular, each Fund’s fee structure, including each Fund’s operating expense ratios and the Adviser’s fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Trust, the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Trust; and a comparison of fees charged by the Adviser with fees charged to similar clients. The trustees also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser’s services and the specific provisions of the Investment Advisory Agreement.

Among other items, the trustees also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable

Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

With respect to the Enhanced Tax Managed International, Equity Income and Equity Core Funds (the “New Funds”), the Board, among other things: (i) considered the scope and quality of services to be provided by U.S. Trust, and particularly the personnel who would be responsible for providing services to the New Funds; (ii) focused on U.S. Trust’s reputation and long-standing relationship with the Trust; (iii) discussed U.S. Trust’s performance history, as well as its effectiveness in monitoring the Trust’s portfolios to assure that they would be in compliance with their stated investment policies and restrictions, and to assure that they would be in compliance with the requirements of the 1940 Act and related securities regulations; (iv) reviewed financial data on U.S. Trust and discussed U.S. Trust’s profitability; (v) discussed and reviewed the Lipper comparative material with respect to the proposed advisory fees and expense ratios of the New Funds, which it noted would be substantially below the Lipper averages for similar funds; (vi) discussed U.S. Trust’s practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the New Funds, and the brokers’ and dealers’ provision of brokerage and research services to U.S. Trust (including transactions processed through affiliates of U.S. Trust); and (vii) discussed compensation payable by the New Funds to U.S. Trust for providing administrative and shareholder services.

After discussion, the Board of Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Trust and to manage the New Funds. The Board of Trustees also concluded that based on the services that the Adviser would provide to the Trust under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the Advisory Agreements with the Adviser for an additional one-year period.

Each Advisory Agreement will continue in effect with respect to each Fund as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority vote of the shareholders in the applicable Fund and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreements. Each investment adviser and administrator has agreed to waive certain fees.

Each Advisory Agreement provides that the Adviser may render services to others, and each Advisory Agreement is terminable by the Trust without penalty on not more than 60 days’ nor less than 30 days’ written notice when authorized either by majority vote of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days’ nor less than 30 days’ written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund, except that the Adviser shall be jointly, but not severally, liable for willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties under the Advisory Agreements.

U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firm and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

For the services provided and expenses assumed pursuant to the Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of the Equity, Mid Cap Value, Optimum Growth, Income, Total Return Bond and Enhanced Tax Managed International Funds, 0.75% of the average daily net assets of each of the Equity Income and Equity Core Funds, 0.80% of the average daily net assets of the High Yield Fund and 1.00% of the average daily net assets of the International Equity Fund.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund’s net annual operating expenses from exceeding the percentage stated in the “Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before March 31, 2005.

Prior to May 31, 2000, U.S. Trust served as investment adviser to the Equity, Income, Total Return Bond, Mid Cap Value and Optimum Growth Funds pursuant to an advisory agreement substantially similar to the Advisory Agreement currently in effect for such Funds.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Trust paid the Adviser fees for advisory services as follows:

	Fiscal Year Ended March 31, 2004		Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2002
Equity Fund	$362,768		$410,943	$565,216
Mid Cap Value Fund	$1,029,140		$509,573	$355,380
Optimum Growth Fund	$158,288		$160,739	$212,538
Income Fund	$378,781		$352,823	$336,739
Total Return Bond Fund	$607,040		$951,910	$956,717
International Equity Fund	$184,231		$227,578	$334,339
High Yield Fund	$1,072,834		$1,051,727	$721,840
Enh Tax Mngd Int’l Fund	N/A		N/A	N/A
Equity Income Fund	$170,533		N/A	N/A
Equity Core Fund	N/A	*	N/A	N/A

For the fiscal years ended March 31, 2004, 2003 and 2002, the Adviser’s waivers reduced advisory fees as follows:

	Fiscal Year Ended March 31, 2004		Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2002
Equity Fund	$111,513		$86,921	$179,129
Mid Cap Value Fund	$307,417		$124,764	$63,959
Optimum Growth Fund	$79,215		$20,779	$115,808
Income Fund	$445,203		$306,337	$369,291
Total Return Bond Fund	$708,689		$818,188	$1,015,492
International Equity Fund	$178,682		$158,590	$268,394
High Yield Fund	$382,606		$460,411	$411,578
Enh Tax Mngd Int’l Fund	N/A		N/A	N/A
Equity Income Fund	$20,904		N/A	N/A
Equity Core Fund	N/A	*	N/A	N/A

Administrators

SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company, N.A. (together, the “Administrators”) serve as the Trust’s administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company (“CGFSC”) as one of the Company’s Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the “Administration Agreement”). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Funds, and to compute the net asset values, net income and realized capital gains or losses, if any, of the Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds’ financial accounts and records, and generally assist in the Funds’ operations.

The Administrators also provide administrative services to the investment portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

*	Commenced operations March 31, 2004.

Combined Aggregate Average Daily Net Assets

of the Trust, Excelsior Funds, Inc. and

Excelsior Tax-Exempt Funds, Inc.

For all Portfolios (excluding the international portfolios of the Trust and Excelsior Funds, Inc.)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Portfolios of the Trust and Excelsior Funds, Inc.
All Assets	0.200%

Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Funds, Inc., and Excelsior Tax-Exempt Funds, Inc. are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Funds paid the following administration fees:

	Fiscal Year Ended March 31, 2004		Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2002
Equity Fund	$81,206		$81,353	$138,046
Mid Cap Value Fund	$115,247		$127,623	$75,811
Optimum Growth Fund	$38,632		$12,975	$61,133
Income Fund	$141,073		$120,393	$129,595
Total Return Bond Fund	$225,281		$306,361	$362,557
International Equity Fund	$58,066		$35,428	$102,058
High Yield Fund	$87,775		$230,110	$158,642
Enh Tax Mngd Int’l Fund	N/A		N/A	N/A
Equity Income Fund	$28,419		N/A	N/A
Equity Core Fund	N/A	*	N/A	N/A

*	Commenced operations March 31, 2004.

For the fiscal years ended March 31, 2004, 2003 and 2002, the Administrators waived the following administration fees:

	Fiscal Year Ended March 31, 2004		Fiscal Year Ended March 31, 2003	Fiscal Year Ended March 31, 2002
Equity Fund	$29,187		$34,447	$35,783
Mid Cap Value Fund	$195,866		$48,879	$22,250
Optimum Growth Fund	$16,650		$14,475	$15,868
Income Fund	$50,707		$44,790	$35,524
Total Return Bond Fund	$80,968		$117,095	$98,638
International Equity Fund	$14,517		$16,782	$18,489
High Yield Fund	$187,522		$79,760	$50,331
Enh Tax Mngd Int’l Fund	N/A		N/A	N/A
Equity Income Fund	$10,210		N/A	N/A
Equity Core Fund	N/A	*	N/A	N/A

Shareholder Organizations

The Trust has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund’s payment of not more than the annual rate of 0.25% of the average daily net assets of the Fund’s Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Trust to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Trust’s agreements with Shareholder Organizations are governed by an Administrative Services Plan (the “Plan”) adopted by the Trust. Pursuant to the Plan, the Trust’s Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Trust’s Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

*	Commenced operations March 31, 2004.

Any material amendment to the Trust’s arrangements with Shareholder Organizations must be approved by a majority of the Trust’s Board of Trustees (including a majority of the Disinterested Trustees). So long as the Trust’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) will be committed to the discretion of such Disinterested Trustees.

For the fiscal year ended March 31, 2004, the Trust made payments to Shareholders Organizations in the following amounts:

	Total Paid		Amounts Paid to Affiliates of U.S. Trust
Equity Fund	$52		$0
Mid Cap Value Fund	$513,201		$214,018
Optimum Growth Fund	$36,485		$27,651
Income Fund	$386		$0
Total Return Bond Fund	$20,563		$0
International Equity Fund	$13		$0
High Yield Fund	$514,776		$160,269
Enh Tax Mngd Int’l Fund	N/A		N/A
Equity Income Fund	$864		$0
Equity Core Fund	N/A	*	N/A

Expenses

The expenses of the Trust include the compensation of its Trustees who are not affiliated with the Adviser; governmental fees; interest charges; taxes; fees and expenses of the Adviser and Administrators, of independent registered public accounting firm, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares of each Fund.

Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of Shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

Transfer Agent and Custodian

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds’ assets. Under the Custodian

* Commenced operations March 31, 2004.

Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Trust’s Board of Trustees concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

State Street Bank and Trust Company (“State Street”) serves as transfer agent for the Funds pursuant to a Transfer Agency and Service Agreement. Under this Agreement, State Street has agreed to perform the following functions, among others: (i) issue and redeem Shares of the Funds; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust’s Board of Trustees concerning the Funds’ operations. For its transfer agency and dividend disbursement services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any such delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

Prior to September 24, 2001, Chase Global Funds Services Company served as the Trust’s transfer agent pursuant to a transfer agency agreement substantially similar to the Transfer Agency and Service Agreement currently in effect for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Trust. The Funds’ Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 2004 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each series of the Trust is treated as a separate corporate entity and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as dividend income to shareholders to the extent of the Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. To the extent the Fund’s distributions are attributable to dividends it receives from REITs, such distributions may be taxable to shareholders as ordinary income rather than the lower rates applicable to dividend income. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury as backup withholding 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if appropriate documentation is provided.

Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

Any Fund’s transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund will generally be treated as ordinary income or loss by the Fund. Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) may also have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in “passive foreign investment companies” on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the International Equity Fund and investments in PFICs are complex and in some cases uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

If the International Equity Fund or the Enhanced Tax Managed Fund holds more than 50% of their assets in foreign stock and securities at the close of their taxable years, the Funds may elect to “pass through” to their shareholders foreign income taxes paid. If the Funds so elect, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Funds as part of the amounts distributed to them by the Funds and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund or the Enhanced Tax Managed Fund do not qualify or elect to pass through to the their shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Funds.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

DESCRIPTION OF THE TRUST

The Trust’s Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has ten active series, although additional series may be established from time to time.

The shares of the Mid Cap Value, High Yield, Optimum Growth, Enhanced Tax Managed International and Equity Core Funds are classified into two separate classes of shares representing Retail Shares and Institutional Shares. The Equity Income Fund only offers Retail Shares. Retail Shares have different expenses than Institutional Shares which may affect performance.

Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by a vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a majority of the shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders’ rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. However,

the courts of other states may not apply Delaware law and shareholders may, under certain circumstances be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

PROXY VOTING PROCEDURES

The Board of Trustees has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly are subject to change.

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser, U.S. Trust has a fiduciary duty to act solely in the best interests of its clients when exercising this authority. At U.S. Trust, we recognize that in those cases where we have voting authority, we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix C and Appendix D set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters which may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of our clients.

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that might affect the manner in which we vote the issuer’s proxy. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix E.

The Proxy Committee has established the following voting guidelines. In all cases these guidelines are subject to the firm’s conflicts procedures, so that in the event a conflict is identified, the procedures set forth in Appendix E, rather than these guidelines, will apply:

1.	With respect to those routine matters set forth in Appendix C, U.S. Trust will vote in accordance with the views and recommendations of a corporation’s management.

2.	With respect to the matters identified in Appendix D, U.S. Trust will vote in accordance with the guidelines set forth in Appendix D.

3.	With respect to any matter which is not identified in either Appendix C or D, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

4.	The Proxy Committee may override the guidelines set forth in Appendix C and Appendix D if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients and is consistent with its fiduciary responsibilities. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to “split” its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

CODE OF ETHICS

The Trust, U.S. Trust New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

MISCELLANEOUS

As used herein, “assets allocable to the Fund” means the consideration received upon the issuance of shares in a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular portfolio of the Trust. In determining a Fund’s net asset value, assets allocable to each class of the Fund are charged with the direct liabilities in respect of such class and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative asset values of the Trust’s portfolios at the time of allocation. Subject to the provisions of the Trust’s Trust Instrument determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a Fund, are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2004, U.S. Trust and its affiliates held of record the following percentages of each Fund’s outstanding Institutional Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Equity Fund	97.37%
Mid Cap Value Fund	65.17%*

*	Atwell & Co., FBO 050, P.O. Box 456, Wall Street Station, New York, New York 10005. Atwell & Co. is the nominee for the Adviser.

Optimum Growth Fund	73.26%*
International Equity Fund	98.72%*
Income Fund	74.37%
Total Return Bond Fund	96.90%
High Yield Fund	99.99%

Also as of June 30, 2004, U.S. Trust and its affiliates held of record the following percentages of each Fund’s outstanding retail shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Mid Cap Value Fund	65.91%*
Optimum Growth Fund	40.18%*
High Yield Fund	80.09%
Equity Income Fund	91.13%*
Equity Core Fund	95.84%*

As of June 30, 2004, the Trustees and officers as a group owned beneficially less than 1.0% of all the Funds’ outstanding shares.

As of June 30, 2004, the following shareholders owned of record or beneficially 5% or more of each Fund’s Institutional Shares:

Name and Address	Percentage of Fund	Nature of Ownership
Equity Fund None

Mid Cap Value Fund
Charles Schwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	32.36%	Record

*	Atwell & Co., FBO 050, P.O. Box 456, Wall Street Station, New York, New York 10005. Atwell & Co. is the nominee for the Adviser.

Optimum Growth Fund
Charles Schwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	26.52%	Record

International Equity Fund
None

Income Fund
Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303-2052	10.71%	Record

Total Return Bond Fund

None

High Yield Fund
None

As of June 30, 2004, the following shareholders owned of record or beneficially 5% or more of each Fund’s Retail Shares:

Name and Address	Percentage of Fund	Nature of Ownership
Mid Cap Value Fund
Charles Schwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	14.06%	Record

Optimum Growth Fund
Charles Schwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	8.23	Record

High Yield Fund
Charles Shcwab & Co. Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	6.17%	Record

Equity Income Fund
None

Equity Core Fund
None

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Trust’s Annual Reports to Shareholders for the fiscal year ended March 31, 2004 (the “2004 Annual Reports”) for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2004 Annual Reports are incorporated by reference herein. The financial statements included in the 2004 Annual Reports for the Funds have been audited by the Trust’s independent registered public accounting firm, Ernst & Young LLP, whose reports thereon also appear in the 2004 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their reports given on their authority as experts in accounting and auditing. Additional copies of the 2004 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

– PLUS (+) OR MINUS (–) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (–) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX B

The Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I. Interest Rates Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchange — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts, which may be subject to various interpretations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Under the federal income tax provisions applicable to regulated investment companies, with respect to futures contracts and other financial instruments subject to the “mark-to-market” rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the “mark-to-market” rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund’s futures contracts and other investments that qualify as part of a “designated hedge,” as defined in the Code, may be netted.

APPENDIX C

ROUTINE ISSUES

The Proxy Committee has determined that the following items are considered as routine and therefore will be voted in a manner consistent with the recommendations of management of the issuer:

1.	Ratification of Auditors

2.	Change Date/Location of Annual Meeting

3.	Amend Articles/Charter – General Matters

4.	Change Corporation Name

5.	Classification of the Board of Directors

6.	Approval of Stock Splits/Reverse Splits

7.	Reduction of authorized common stock

8.	Increase in capital stock for shareholder rights plan

9.	Reduction of authorized preferred stock

10.	Issuance of shares in connection with an acquisition

11.	Formation of a holding company

12.	Amend Charter/By Laws to include or remove anti-takeover provisions

13.	Eliminating the right to act by written consent

14.	Removing directors for cause

15.	Adopt/increase or reduce supermajority vote requirement

16.	Adopt or amend shareholder rights plan

17.	Eliminating the right to call a special meeting

18.	Renewal of shareholder rights plan

19.	Establishing term limits for directors

20.	Requiring two candidates for each board seat

21.	Confidential voting

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22.	Discretionary voting of unmarked proxies

23.	Special reports on charitable/political contributions and activities

24.	Increasing or decreasing the number of directors

25.	Electing directors (excepting merger or contested) –

26.	Shareholder proposals to prohibit one person from holding the offices of Chairman and CEO simultaneously

27.	Proposals to create a governance committee

28.	Shareholder proposals not Identified in Appendix D

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APPENDIX D

SPECIFIC NON-ROUTINE ISSUES

The Proxy Committee has determined to adopt the following guidelines with respect to the following non-routine issues.

Paragraph 1.	Management proposals against cumulative voting for the election of directors.

Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. This provision may facilitate the election of minority representatives to the board, can be significant in proxy contests and is often used by dissidents. While used predominantly at the turn of the 20th century, this practice is now relatively rare. U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We also believe strongly that all directors of any corporation should represent shareholder interests. Furthermore, we assert that corporate managements often operate with shareholders’ interests in mind when selecting directors. Thus, we will typically vote for management’s proposals against cumulative voting for the election of directors.

Paragraph 2.	Management proposals for extinguishing shareholder preemptive rights.

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of a new issue of stock in the class they own, in an amount equal to the percentage of the class they already own. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership is not a material financial consideration and increased or maintained ownership may easily be obtained by market purchases. The additional expenses incurred in a rights offering of new securities, including the necessary discount from the prevailing market price, may be comparatively significant. However, in the long term, greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the less meaningful property right to maintain proportionate ownership. Thus, we will typically vote for management’s proposals to extinguish such rights.

Paragraph 3.	Management proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for key employees.

U.S. Trust supports effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Stock option awards to key executives, including “stock appreciation rights” or “contingent credits” are generally only applied to a small number of management employees within an organization who are presumed to exercise functions and responsibilities that measurably affect the operating and financial performance of the corporation. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors’ compensation committee or other special committee charged with evaluating such plans. We will typically vote for proposals to establish or improve incentive compensation plans

Paragraph 4.	Management proposals for establishing or amending employee savings, employee stock ownership plans or investment plans.

U.S. Trust believes that employee savings plans, including ESOPs (employee stock ownership plans) and ESPPs (employee stock purchase plans) among various other types of employee savings plans, are constructive in building employee ownership and loyalty of and to organizations, as well as driving corporate performance and allow employees to share in the growth potential of their employer. We believe this type of employee involvement is positive long-term for corporate performance. As such, we will typically vote for proposals to establish or improve such plans.

Paragraph 5.	Management proposals for establishing or amending Executive Incentive Bonus Plans.

U.S. Trust believes that executive incentive bonus plans are an integral part of management compensation structures. With proper planning, implementation and monitoring, such plans often provide long-term incentives for corporate executives to create shareholder value that can be sustained and grow through time. Provided that current management of the corporation is independent of the compensation committee, and that such long-term compensation awards are not unduly great, we believe management proposals for establishing and amending executive incentive bonus plans are worthwhile. As such, we will typically vote for proposals to establish or improve such plans.

Paragraph 6.	Management proposals to require annual election of all directors.

U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. Historically, we have not been opposed to classified boards of directors, in which groups of directors are elected for terms of several years. However, some corporations may seek to provide independent thinking to the board more regularly than classified boards provide. We will typically vote for proposals against classification of the board.

Paragraph 7.	Management proposals for re-incorporation under the laws of a different state.

A change of the legal jurisdiction under which the corporation is governed is usually done to reduce taxes or to provide more favorable conditions and greater flexibility of corporate operations. Reduction of expenses or less restrictive governance conditions are generally in shareholders’ interest for corporations in the long-term. As such, we view these types of requests by management favorably. However, the individual circumstances surrounding the reincorporation are a key consideration in voting for the proposal. As such, we will typically vote for proposals regarding reincorporation.

Paragraph 8.	Amendments to the Charter or By-Laws to provide limits to liability of directors, in their role as directors; contractual agreements concerning directors’ liability.

In the long-term, it is in the shareholders’ financial interest to have qualified, effective and experienced persons serve as directors. To obtain the services of such persons as “outside” directors, we believe it is necessary to offer competitive compensation and protection from exposure to unreasonable personal liability potentially arising from serving as a director. In 1986, the State of Delaware enacted legislation to limit the liability exposure of directors of Delaware corporations in response to growing problems of litigation and corporate governance. Historically, we have treated corporate actions to comply with changes in local or Federal law and regulations as routine. As such, we believe the treatment of granting liability and indemnification provisions to go hand-in-hand with electing directors and determining their compensation. As such, we will typically vote for such proposals.

Paragraph 9.	Management proposals for the approval of asset sales, reorganizations & restructurings.

Corporations generally cite a variety of reasons for reorganizing, restructuring and asset sales. In the end, these transactions generally happen for two reasons: 1) the asset causes diseconomies of scale and impacts the economic value of the corporation, and 2) the corporation believes it can sell its asset for a financial gain to a buyer who can make better use of such assets. We further believe that management best understands the corporation’s assets and the marketable economic value of such assets and generally seeks the appropriate courses of action to pursue when assets are creating diseconomies. Thus, unless such proposals involve a proxy contest, we will typically vote for such proposals.

Paragraph 10.	Shareholder Proposals to establish a nominating committee of the board of directors.

A separate nominating committee, composed entirely of a majority of outside directors, is often proposed by shareholders as a protection against the perpetuation of a management group through control over the selection of replacement or successor directors. We believe that there is no evidence that such a committee would perform the nominating function better than one composed of the board in its entirety. It is more likely that a controversial candidate or disagreement among the directors as a group would be avoided or resolved without a nominating committee. As such, we will typically vote against such proposals.

Paragraph 11.	Management proposals to require directors to own 1,000, 2,000 or some similarly large number of shares.

Traditionally director compensation has included annual cash retainers, meeting fees, and committee fees. Starting in the late 1980s, additional forms of compensation were added as generally acceptable forms of compensation. One of these forms of compensation is stock ownership, either through outright purchase or stock option grants. Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, if the management of a corporation subscribes to the above premise and proposes to require directors to own shares in the corporation they represent, and the share amounts are not unreasonable relative to their compensation, then we will typically vote for such proposals.

Paragraph 12.	Shareholder proposals to prohibit re-election of outside directors after an arbitrary period of time or upon retirement from their primary employment.

The usual reason cited for such proposals is to have “fresh faces” on the board of directors. We feel that arbitrarily discarding knowledgeable, experienced directors after an arbitrary time limit, or upon retirement from their primary employment is foolish and opposed to shareholder interests. We believe management and the board of directors best understands the board’s composition, strengths and weaknesses and know best when to make changes to its composition. As such, we will typically vote against such proposals.

Paragraph 13.	Shareholder proposals to report on fees paid to the independent registered public accounting firm.

The annual audit of a corporation’s accounts and statements is a complex process. The cost of the audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. As such, we will typically vote against such proposals.

Paragraph 14.	Shareholder proposals on the reporting of government service of employees.

The preparation of a report which would disclose any previous government service of employees would entail additional incremental cost to the corporation and would interfere with the day to day responsibilities of the employees of the organization. As such, we will typically vote against such proposals.

Paragraph 15.	Shareholder proposals to report on employment and recruiting practices in relation to the gender or any other characteristics of employees in various job classifications.

The vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. The frequent preparation of detailed reports on such subjects would be costly and would not provide useful information to the shareholders or the public. As such, we will typically vote against such proposals.

Paragraph 16.	Shareholder proposals to prohibit dealings with certain countries.

We believe that most U.S. corporations attempt to comply carefully with laws and regulations governing foreign trade for the simple business reason that to do otherwise may result in the corporation’s incurring major problems and expenses. At the same time, establishing a policy prohibiting business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. As such, we will typically vote against such proposals.

Paragraph 17.	Shareholder proposals to proclaim political non-partisanship, prohibit political contributions and various practices, to report on past government affiliations of employees or retained outside contractors, and to report upon “lobbying” activities.

With few exceptions, corporations comply with federal and state laws and regulations regarding political and lobbying activities and prohibiting contributions of corporate funds. Corporations also generally avoid prescribing or monitoring contributions of individual employees, which could be an illegal invasion of such employees rights as citizens. Corporations also establish procedures to avoid potential conflicts of interest which arise from previous affiliations of employees or affiliations of principals of outside contractors such as law firms, consultants and investment bankers. It is expensive and bad business practice to do otherwise. Reporting the affiliations of large numbers of employees would provide little use to shareholders and would be associated with unnecessary expense. As such, we will typically vote against such proposals.

Paragraph 18.	Shareholder proposals for special reports on aspects of the business, markets, prices and product policies.

Most product policy, market position, pricing and similar statistical data relating to the past performance or future direction of a corporation’s operations fall into one of two categories: 1) proprietary information – of which publication is not in the shareholder’s best interests and 2) analytical and operating data – for which publication is in the shareholder’s best interests. We believe management is the best judge of determining and releasing type two data and for withholding type one data. As such, we will typically vote against such proposals.

It is in the best interest of corporations to ensure that they are meeting appropriate standards of good corporate governance. To that end, a committee of the board should be established to oversee relevant aspects of corporate governance and to maintain the checks and balances necessary to successfully navigate the hazards of today’s business environment. At U.S. Trust, we support the efforts of a corporation to improve its governance structure and believe that the board and management are best suited to determine whether or not to establish a separate governance committee or to elect to handle those issues through an existing committee of the board.

Paragraph 19.	Shareholder proposals to limit the number of other public corporation boards on which the CEO serves.

The usual reason cited in proposals to limit the number of public corporation boards on which the CEO can serve is that the CEO may find his or her limited time taken from the primary responsibilities of running the corporation. However, we believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. At U.S. Trust, we feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. As such, we will typically vote against such proposals.

Paragraph 20.	Shareholder proposals to limit consulting fees to an amount less than audit fees.

Today’s corporations face a complex, challenging and rapidly evolving business environment. In the pursuit of superior shareholder returns, corporation management will often enlist the advice and assistance of consulting firms. Depending on the circumstances, the best source of consulting advice may be provided by a firm related to that which audits the corporation’s accounts and financial statements. The costs associated with annual audits or consulting engagements are determined by a wide array of changing facts and circumstances. We believe that the proposed limitation could interfere with the successful management of the organization and is therefore not in the best interests of the corporation’s shareholders. As such, we will typically vote against such proposals.

Paragraph 21.	Shareholder proposals to require the expensing of stock options.

Current accounting standards permit, but do not require, the expensing of stock options. At this time, a standard methodology for the expensing of stock options does not exist. We believe that until this issue is thoroughly resolved and the relevant regulatory agencies reach agreement, management is in the best position to determine whether or not a corporation’s stock options should be expensed. As such, we will typically vote against such proposals.

Paragraph 22.	Shareholder proposals to require that a majority of the board be independent.

U.S. Trust believes that the freedom from both actual conflicts of interest and the appearance of such conflicts are important elements of the effectiveness of the board of directors. While we feel that the vast majority of affiliated and inside directors execute their duties with the utmost degree of objectivity, they may be viewed by some as being less able to effectively analyze corporation strategy and performance. As such, we will typically vote for such proposals.

Paragraph 23.	Proposals restricting business conduct for social and political reasons.

Our investment philosophy and our commitment to our customers is to own for them what we believe represents good long-term investment value and meets their investment objectives. We do not consider social and political matters other than in the way they may affect present and prospective valuations and returns. That said, we note that our focus on owning good businesses naturally leads to an emphasis on social responsibility. Simply put, companies that do not conduct themselves in an ethical/socially responsible matter are not likely to be outstanding long-term investments and, by definition, do not qualify as good businesses. We recognize that there is no single universally accepted definition of what constitutes “socially responsible investing.” We believe that proposals which prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. As such, we will typically vote against such proposals.

APPENDIX E

CONFLICTS PROCEDURES

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer’s proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. As described below, in such situations the conflict may be address by (i) relinquishing to the account principal the voting proxy, (ii) voting the proxies in accordance with the firm’s pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust’s policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust’s policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it s U.S. Trust’s policy to abstain from voting on these matters.

General Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management. The Proxy Committee will delegate to one of its members the duty to periodically inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibilities to bring to the Committee’s attention matters which may create a conflict of interest for the Firm when voting proxies for issuers. In addressing General Conflicts, the following policies apply:

US Trust Senior Officer means: a Director or a member of the management committee of a US Trust Entity or of Charles Schwab Corporation.

E-1

US Trust Entity means: U.S. Trust Corporation, U.S. Trust Company N.A., United States Trust Company of New York, and U.S. Trust of Delaware.

An Institutional Client of a US Trust Entity means an institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of employee benefit plans.

Conflict situations- A potential conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1. A US Trust Senior Officer serves as an officer or director of that issuer.

2. A member of the Proxy Committee serves as an officer or director of that issuer.

3. The issuer is an Institutional Client of a US Trust Entity.

4. The Proxy Committee is advised or becomes aware that a US Trust Entity has a significant business relationship (i.e., managed accounts, private banking services) with the issuer or with an individual who may be director or senior officer of the issuer.

When a General Conflict is identified, the conflict will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm.

E-2

EXCELSIOR FUNDS TRUST

FORM N-lA

PART	C. OTHER INFORMATION

ITEM	23. Exhibits.

(a)	(1)	Trust Instrument of the Registrant dated as of April 27, 1994 (1).

	(2)	Certificate of Amendment of Certificate of Trust dated July 10, 2001 (8).

	(3)	Amended and Restated Schedule A to Trust Instrument of the Registrant (11).

(b)	(1)	By-Laws of the Registrant (1).

	(2)	Amendment dated July 28, 2000, to Amended and Restated Bylaws of Registrant (8).

(c)	Articles IV, V and VI of Registrant’s Trust Instrument.

(d)	(1)	Investment Advisory Agreement among Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York dated May 31, 2000, with respect to the Equity, Income, Total Return Bond, Value Equity and Optimum Growth Funds (6).

	(2)	Investment Advisory Agreement among Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York dated May 31, 2000, with respect to the International Equity Fund (6).

	(3)	Amendment No. 1 to the Investment Advisory Agreement among the Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York with respect to the High Yield Fund (8).

(4)	Amendment No. 2 to Investment Advisory Agreement among the Registrant, Trust Company, N.A. and United States Trust Company of New York with respect to the Enhanced Tax Managed International Fund and the Equity Income Fund (11).

(5)	Amendment No. 3 to Investment Advisory Agreement among the Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York with respect to the Equity Core Fund (11).

(e)	(1)	Amended and Restated Distribution Agreement dated August 1, 1995 (as amended and restated on February 9, 1996, July 25, 1997, July 31, 1998 and August 1, 2003) between the Registrant and Edgewood Services, Inc. (11).

(2)	Amendment No. 5 to Amended and Restated Distribution Agreement between the Registrant and Edgewood Services, Inc. (11).

(f	)	None.

(g	)	(1)	Amended and Restated Custody Agreement dated June 27, 2001, between the Registrant and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) (9).

(2)	Amendment No. 4 to Amended and Restated Custody Agreement between the Registrant and JPMorgan Chase Bank (11).

(3)	Amendment No. 5 to Amended and Restated Custody Agreement between the Registrant and JPMorgan Chase Bank (11).

(h	)	(1)	Fund Accounting and Administration Agreement dated June 4, 2001, among the Registrant, SEI Investments Global Fund Services, Federated Services Company and U.S. Trust Company, N.A. (8).

(2)	Amendment No. 1 to Fund Accounting and Administration Agreement among the Registrant, SEI Investments Global Fund Services, Federated Services Company and U.S. Trust Company, N.A. (11).

(3)	Amendment No. 2 to Fund Accounting and Administration Agreement among the Registrant, SEI Investments Global Fund Services, Federated Services Company and U.S. Trust Company, N.A. (11).

(4)	Transfer Agency and Service Agreement dated September 24, 2001, between the Registrant and State Street Bank and Trust Company (9).

(5)	Addendum to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company on behalf the Enhanced Tax Managed International Fund, the Equity Income Fund and the Equity Core Fund, respectively (11).

(6)	Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement (9).

(7)	Revised Form of Shareholder Servicing Agreement with respect to the High Yield Fund (7).

(8)	Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (5).

(9)	First Amendment dated February 28, 2001, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (8).

(10)	Second Amendment dated July 10, 2001, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (8).

(11)	Third Amendment dated February 27, 2002 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., JPMorgan Chase Bank and the other lenders thereunder (9).

(12)	Fourth Amendment dated February 26, 2003, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank and other lenders thereunder (11).

(13)	Fifth Amendment dated March 10, 2004, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank and other lenders thereunder (11).

(14)	Waiver Agreement among Registrant, United States Trust Company of New York and U.S. Trust Company (11).

(15)	Form of Shareholder Servicing Agreement (11).

(i	)	Opinion and Consent of Counsel (9).

(j	)	(1)	Consent of Paul, Hastings, Janofsky & Walker LLP (11).

(2)	Consent of Ernst & Young LLP (11).

(k	)	None.

(l	)	(1)	Purchase Agreement between the Registrant and Edgewood Services, Inc. dated March 1, 1996 relating to shares of the Optimum Growth and Mid Cap Value Funds (2).

		(2)	Purchase Agreement between the Registrant and Edgewood Services, Inc. dated August 22, 1997 relating to Trust Shares of the Balanced and International Equity Funds (3).

		(3)	Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to Shares of the High Yield Fund (8).

(4)	Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to Institutional Shares of the High Yield Fund (8).

(5)	Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to Shares of the Equity Income Fund and Shares and Institutional Shares of the Enhanced Tax Managed International Fund (11).

(6)	Purchase Agreement between the Registrant and Edgewood Services relating to Shares and Institutional Shares of the Equity Core Fund (11).

(m	)	Form of Amended and Restated Distribution Plan and Form of Distribution Agreement (7).

(n	)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System (11).

(o	)	Reserved.

(p	)	(1) Code of Ethics of the Registrant (9).

(2)	Code of Ethics of U.S. Trust Corporation (including U.S. Trust Company, N.A. and United States Trust Company of New York) (11).

(3)	Code of Ethics of Edgewood Distributors, Inc. (5).

(q	)	Powers of Attorney (9).

Notes:

(1)	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement, as filed with the SEC on June 13, 1995.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement, as filed with the SEC on September 30, 1996.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement, as filed with the SEC on September 30, 1997.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement, as filed with the SEC on May 28, 1999.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement, as filed with the SEC on May 26, 2000.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement, as filed with the SEC on July 28, 2000.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement, as filed with the SEC on August 15, 2000.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant to Excelsior Institutional Trust’s Registration Statement on Form N-1A, as filed with the SEC on July 30, 2001.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 31, 2002.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 29, 2003.

(11)	Filed herewith.

ITEM	24. Persons Controlled by or under Common Control with Registrant.

The Registrant may be deemed to be under common control with the following open-end management investment companies: Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

ITEM	25. Indemnification.

Article IX of Registrant’s Trust Instrument, incorporated herein by reference to Exhibit (a)(1) hereto, provides for the indemnification of Registrant’s trustees and officers.

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section IV of the Distribution Agreement incorporated herein by reference to Exhibit (e)(l) hereto. Limitations on the liability of the Registrant’s investment advisers are provided for in Section 9 of the Investment Advisory Agreements incorporated herein by reference to Exhibits (d)(1), (d)(2) and (d)(3) hereto.

The trustees and officers of the Registrant and the personnel of the Registrant’s administrators are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM	26. Business and Other Connections of the Investment Adviser.

(a)	U.S. Trust Company, N.A.:

U.S. Trust Company, N.A. (“U.S. Trust”) is a national bank organized under the laws of the United States. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Director	Dr. Eleanor Baum The Cooper Union for the Advancement of Science & Art 51 Astor Place New York, NY 10003	Dean, School of Engineering, The Cooper Union for the Advancement of Science & Art	Academic

Director	Peter O. Crisp Rockefeller Financial Services Room 5600 30 Rockefeller Plaza New York, NY 10112	Retired Chairman of Venrock, Inc.	Venture Capital

Director	Philippe de Montebello The Metropolitan Museum of Art 1000 Fifth Avenue New York, NY 10028- 0198	Director & Chief Executive Officer of the Metropolitan Museum of Art	Art Museum

Director	Robert E. Denham, Esq. Munger Tolles & Olson LLP 355 South Grand Avenue 35th Floor Los Angeles, CA 90071- 1560	Partner, Munger, Tolles & Olson LLP	Law Firm

Director	Antonia M. Grumbach, Esq. Patterson, Belknap, Webb & Tyler, LLP 1133 Avenue of the Americas New York, NY 10036	Partner, Paterson, Belknap, Webb & Tyler LLP	Law Firm

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Director	Peter L. Malkin, Esq. Wien & Malkin, LLP Lincoln Building 60 East 42nd Street New York, NY 10165- 0015	Chairman, Wien & Malkin LLP	Law Firm

Director	David A. Olsen c/o U.S. Trust 114 West 47th Street New York, NY 10036	Retired Chairman and Chief Executive Officer of Johnson & Higgins	Risk & Insurance Services

Director	Carl H. Pforzheimer, III Carl H. Pforzheimer & Co. 650 Madison Avenue 23rd Floor New York, NY 10022	Managing Partner, Carl H. Pforzheimer & Co.	Investment Advisor

Director	Charles R. Schwab Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Chairman and Chief Executive Officer, The Charles Schwab Corporation	Financial Services, Broker-Dealer

Director	H. Marshall Schwarz United States Trust Company of New York 114 West 47th Street New York, NY 10036	Retired Chairman, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Craig Walling U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Chief Executive Officer & President, U.S. Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director (Chairman)	Alan J. Weber United States Trust Company, New York 114 West 47th Street New York, NY 10036- 1532	Chairman & Chief Executive Officer, United States Trust Corporation & United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Robert N. Wilson Johnson & Johnson One Johnson & Johnson Plaza New Brunswick, NJ 08933	Retired Vice Chairman of the Board, Johnson & Johnson	Health Care

Director	Ruth A. Wooden Public Agenda 6 East 39th Street New York, NY 10016	President & Chief Executive Officer, Public Agenda	Nonpartisan Opinion Research Organization

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Chief Executive Officer & President	Craig Walling U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Chief Executive Officer & President	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Southeast Region	Mark Stevens U.S. Trust Company, National Association 132 Royal Palm Way Palm Beach, FL 33480	Regional Chief Executive Officer –Southeast Region	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Mid-Atlantic Region	Sue W. Cole U.S. Trust Company, National Association 301 North Elm Street Greensboro, NC 27401	Regional Chief Executive Officer – Mid-Atlantic Region	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Connecticut	W. Michael Funck U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Regional Chief Executive Officer – Connecticut	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Texas	William J. Goodwin U.S. Trust Company, National Association 2001 Ross Avenue Suite 2700 Dallas, TX 75201	Regional Chief Executive Officer – Texas	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Pacific Northwest	Jeffrey T. Grubb U.S. Trust Company, National Association The River Forum, Suite 450 4380 S.W. Macadam Avenue Portland, OR 97239	Regional Chief Executive Officer – Pacific Northwest	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Upper New England	Eric P. Hayes U.S. Trust Company, National Association 225 Franklin Street Boston, MA 02210	Regional Chief Executive Officer – Upper New England	Asset Management, Investment & Fiduciary Services and Private Banking

Regional Chief Executive Officer – Minnesota	Michael Boardman U.S. Trust Company, National Association 730 Second Avenue Suite 1400 Minneapolis, MN 55402	Regional Chief Executive Officer – Minnesota	Asset Management, Investment & Fiduciary Services and Private Banking

Position with U.S. Trust	Name	Principal Occupation	Type of Business
Regional Chief Executive Officer – California	Mark Lipson U.S. Trust Company, National Association 515 S. Flower Street Suite 2700 Los Angeles, CA 90071	Regional Chief Executive Officer – California	Asset Management, Investment & Fiduciary Services and Private Banking

Chief Financial Officer and Senior Vice President	Neil M. McDonnell U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Chief Financial officer and Senior Vice President	Asset Management, Investment & Fiduciary Services and Private Banking

Chief Investment Officer and Managing Director	John A. Clymer U.S. Trust Company, National Association 730 Second Avenue Suite 1400 Minneapolis, MN 55402	Chief Investment Officer and Managing Director	Asset Management, Investment & Fiduciary Services and Private Banking

(b) United States Trust Company of New York:

United States Trust Company of New York (“U.S. Trust NY”) is a full-service state-chartered bank located in New York, New York. Set forth below are the names and principal businesses of the trustees and certain senior executive officers of U.S. Trust NY, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Position with U.S. Trust NY	Name	Principal Occupation	Type of Business
Director	Dr. Eleanor Baum The Cooper Union for the Advancement of Science & Art 51 Astor Place New York, NY 10003	Dean, School of Engineering, The Cooper Union for the Advancement of Science & Art	Academic

Director	Peter O. Crisp Rockefeller Financial Services Room 5600 30 Rockefeller Plaza New York, NY 10112	Retired Chairman of Venrock, Inc.	Venture Capital

Director	Philippe de Montebello The Metropolitan Museum of Art 1000 Fifth Avenue New York, NY 10028-0198	Director & Chief Executive Officer of the Metropolitan Museum of Art	Art Museum

Position with U.S. Trust NY	Name	Principal Occupation	Type of Business
Director	Robert E. Denham, Esq. Munger Tolles & Olson LLP 355 South Grand Avenue 35th Floor Los Angeles, CA 90071- 1560	Partner, Munger, Tolles & Olson LLP	Law Firm

Director	Antonia M. Grumbach, Esq. Patterson, Belknap, Webb & Tyler, LLP 1133 Avenue of the Americas New York, NY 10036	Partner, Paterson, Belknap, Webb & Tyler LLP	Law Firm

Director	Peter L. Malkin Wien & Malkin LLP Lincoln Building 60 West 42nd Street New York, NY 10165-0015	Chairman, Wien & Malkin LLP	Law Firm

Director	David A. Olsen c/o U.S. Trust 114 West 47th Street New York, NY 10036	Retired Chairman and Chief Executive Officer of Johnson & Higgins	Risk & Insurance Services

Director	Carl H. Pforzheimer, III Carl H. Pforzheimer & Co. 650 Madison Avenue 23rd Floor New York, NY 10022	Managing Partner, Carl H. Pforzheimer & Co.	Investment Advisor

Director	Charles R. Schwab Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Chairman and Chief Executive Officer, The Charles Schwab Corporation	Financial Services, Broker-Dealer

Director	H. Marshall Schwarz United States Trust Company of New York 114 West 47th Street New York, NY 10036	Retired Chairman, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Craig Walling U.S. Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Chief Executive Officer & President, U.S. Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director (Chairman)	Alan J. Weber United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Chairman & Chief Executive Officer, United States Trust Corporation and United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Position with U.S. Trust NY	Name	Principal Occupation	Type of Business
Director	Robert N. Wilson Johnson & Johnson One Johnson & Johnson Plaza New Brunswick, NJ 08933	Retired Vice Chairman of the Board, Johnson & Johnson	Health Care

Director	Ruth A. Wooden Public Agenda 6 East 39th Street New York, NY 10016	President & Chief Executive Officer, Public Agenda	Nonpartisan Opinion Research Organization

Chairman & Chief Executive Officer	Alan J. Weber United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Chairman & Chief Executive Officer, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President	James Bailey United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President	Barrett Burns United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President	Paul K. Napoli United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Chief Financial Officer and Executive Vice President	Linda S. Huber United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Chief Financial Officer and Executive Vice President, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President & Chief Investment Officer	Timothy J. Leach United States Trust Company of New York 114 West 47th Street New York, NY 10036-1532	Executive Vice President & Chief Investment Officer, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

ITEM	27. Principal Underwriters.

(a)	Edgewood Services, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., BBH Fund, Inc., BBH Trust, Golden Oak Family of Funds, Hibernia Funds, Huntington Funds, Huntington Variable Annuity Funds, Marshall Funds, Inc., The Riverfront Funds, Banknorth Funds, WesMark Funds and MTB Group of Funds.

(b)	The following information is furnished with respect to the officers and directors of Edgewood Services, Inc., the Registrant’s Distributor.

Name and Principal Business Address	Positions and Offices with The Distributor	Offices with Registrant
J. Christopher Donahue 5800 Corporate Drive Pittsburgh, PA 15237-7002	Director, Edgewood Services, Inc.	—

Thomas R. Donahue 5800 Corporate Drive Pittsburgh, PA 15237-7002	Director and Executive Vice President, Edgewood Services, Inc.	—

Peter J. Germain 5800 Corporate Drive Pittsburgh, PA 15237-7002	Director and Secretary, Edgewood Services, Inc.	—

Charles L. Davis, Jr. 5800 Corporate Drive Pittsburgh, PA 15237-7002	President, Edgewood Services, Inc.	—

Christine T. Johnson 5800 Corporate Drive Pittsburgh, PA 15237-7002	Vice President, Edgewood Services, Inc.	—

Denis McAuley, III 5800 Corporate Drive Pittsburgh, PA 15237-7002	Treasurer, Edgewood Services, Inc.	—

Richard A. Novak 5800 Corporate Drive Pittsburgh, PA 15237-7002	Assistant Treasurer, Edgewood Services, Inc.	—

Stephen A. Keen 5800 Corporate Drive Pittsburgh, PA 15237-7002	Assistant Secretary, Edgewood Services, Inc.	—

(c)	Not applicable.

ITEM	28. Locations of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

(1)	United States Trust Company of New York, 114 West 47th Street, New York, New York 10036 (records relating to its functions as investment adviser).

(2)	U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).

(3)	Edgewood Services, Inc., Clearing Operations, 5800 Corporate Drive, Pittsburgh, PA 15237-5829 (records relating to its function as distributor).

(4)	J.P. Morgan Chase & Co., 73 Tremont Street, Boston, MA 02108-3913 (records relating to its former function as co-administrator and former function as transfer agent).

(5)	State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, MA 02171 (records relating to its function as transfer agent).

(6)	SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, PA 19456 (records relating to its function as co-administrator).

(7)	Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779 (records relating to its function as co-administrator).

(8)	J.P. Morgan Chase Bank, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245 (records relating to its function as custodian).

(9)	Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 (Registrant’s Articles of Incorporation, Bylaws, and Minute Books).

ITEM	29. Management Services.

  Not applicable.

ITEM	30. Undertakings.

  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, Excelsior Funds Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A (“PEA No. 28”) under Rule 485(b) under the 1933 Act and has duly caused this PEA No. 28 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of July, 2004.

EXCELSIOR FUNDS TRUST (Registrant)

/s/ James L. Bailey
James L. Bailey, President (Signature and Title)

Pursuant to the requirements of the 1933 Act, this PEA 28 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frederick S. Wonham	Chairman of the Board and Trustee	July 29, 2004
Frederick S. Wonham

*	Trustee
Morrill Melton Hall, Jr.

*	Trustee
Rodman L. Drake

*	Trustee
Jonathan Piel

*	Trustee
Roger M. Lynch

/s/ James L. Bailey	Trustee and President	July 15, 2004
James L. Bailey

/s/ Agnes Mullady	Chief Financial Officer, Chief Accounting Officer and Treasurer	July 29, 2004
Agnes Mullady

/s/ Frederick S. Wonham		July 29, 2004
*By: Frederick S. Wonham Attorney-in-Fact

EXHIBIT INDEX

(d)(4)	Amendment No. 2 to the Investment Advisory Agreement

(d)(5)	Amendment No. 3 to the Investment Advisory Agreement

(e)(1)	Amended and Restated Distribution Agreement

(e)(2)	Amendment No. 5 to the Amended and Restated Distribution Agreement

(g)(2)	Amendment No. 4 to the Amended and Restated Custody Agreement

(g)(3)	Amendment No. 5 to the Amended and Restated Custody Agreement

(h)(2)	Amendment No. 1 to the Fund Accounting and Administration Agreement

(h)(3)	Amendment No. 2 to the Fund Accounting and Administration Agreement

(h)(5)	Addendum to the Transfer Agency and Service Agreement

(h)(12)	Fourth Amendment to the Credit Agreement

(h)(13)	Fifth Amendment to the Credit Agreement

(h)(14)	Waiver and Reimbursement Agreement

(h)(15)	Form of Shareholder Servicing Agreement

(j)(1)	Consent of Counsel

(j)(2)	Consent of Ernst & Young LLP

(l)(5)	Purchase Agreement (Enhanced Tax Managed International and Equity Income Funds)

(l)(6)	Purchase Agreement (Equity Core Fund)

(p)(2)	Code of Ethics of U.S. Trust